Quarterly Report | February 28, 2015

2015 1st Quarter Report
Closed-End Funds

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
MLP Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

www.tortoiseadvisors.com

Tortoise Capital Advisors
2015 1st Quarter Report to Stockholders

We are pleased to introduce this new combined quarterly financial report for our closed-end funds. We believe this combined approach will provide you with a comprehensive review of our funds that span across the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open-end funds, private funds and separate accounts.

Table of contents

Letter to Stockholders	2	TTP: Fund Focus	13
NDP: Fund Focus	4	TPZ: Fund Focus	16
TYG: Fund Focus	7	Financial Statements	19
NTG: Fund Focus	10	Notes to Financial Statements	46

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on an exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.45, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.1375, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

Closed-end fund comparison
	Primary		Total assets	Portfolio mix	Portfolio mix
Name/Ticker	focus	Structure	($ millions)[1]	by asset type[2]	by structure[2]
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$379
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$4,025
Tortoise MLP Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$2,062
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$416
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$251

1 As of 3/31/2015 [2] As of 2/28/2015

Tortoise Capital Advisors	1

Tortoise Capital Advisors
First quarter 2015 report to closed-end fund stockholders

Dear fellow stockholders,

Volatility for the broad energy sector continued through the first fiscal quarter ending Feb. 28, 2015, as the crude oil supply/demand equation struggled to find balance. Investors responded by pulling back from energy stocks across the energy value chain. As can be the case in the short term, the market did not necessarily decipher quality, and stocks across the value chain were affected.

The broader market backdrop during the fiscal quarter was generally upbeat, although the S&P 500® index was not immune to the volatility in the energy sector in December and January, as oil prices reached multi-year lows. In February, investors responded positively to a slew of generally better-than-expected fourth-quarter earnings reports showing U.S. companies were able to grow their profits. Additional market drivers, including gains in employment, helped drive the S&P 500 to new highs in the final month, returning 2.3% for the fiscal quarter. All but two sectors – utilities and energy – were positive for the quarter. Fixed income underperformed equities in line with looming concern over rising interest rates, with the Barclays U.S. Aggregate Bond Index posting a 1.2% return.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil & Gas Producers IndexSM, returned -3.9% for the fiscal quarter, substantially better performance than that delivered in the challenging fourth fiscal quarter of 2014. Price volatility continued as oversupply restrained prices, with U.S. crude oil inventories reaching 444.4 million barrels at fiscal quarter end, the highest level for this time of year in 80 years.1 The price of West Texas Intermediate (WTI) fell from $66.15 per barrel at the start of the quarter, bottomed at $44.45 on Jan. 28 and then recovered a bit to close the quarter at $49.76 per barrel.

As the price of oil has moved lower, rig counts, considered a leading indicator of oil production, have fallen sharply from 1,630 in January to 1,296 in February.2 However, despite fewer rigs in operation, crude oil production is expected to remain strong in 2015, averaging 9.3 million barrels per day (MMbbl/d).1 The bulk of that production growth is expected in the first half of the year, as the productive capacity of existing wells continues even as drilling slows. However, drilling activity will likely remain subdued during the second half of the year in all but the most productive and low-cost regions. We expect this slowdown in production, coupled with increased demand, will help balance the supply/demand equation and provide some stability for crude oil prices during the second half of the year.

Natural gas production continued at a robust pace during the fiscal quarter as well, despite a fairly steep downward trend in prices. Prices during the quarter were driven largely by seasonal demand, moving from $4.24 per million British thermal units (MMBtu) at the beginning of the quarter, bottoming at $2.55 per MMBtu on Feb. 6, then trending slightly upward to close the quarter at $2.75 per MMBtu. U.S. production reached 72.3 billion cubic feet per day (Bcf/d) in February, enabling robust injection to inventories. However, extremely cold temperatures that blanketed the East Coast during the latter part of the quarter drove demand sharply higher, pushing inventory below the five-year average.1

Midstream

Midstream companies also retreated during the quarter while volatility made its way to even those names with less direct commodity price exposure. Master limited partnerships (MLPs) underperformed the broader market for the fiscal quarter ending Feb. 28, 2015, with the Tortoise MLP Index® posting a -4.5% return. Once again, midstream MLPs dramatically outperformed their upstream peers during the fiscal quarter, as investors maintained their preference for the fundamental characteristics of midstream companies. Midstream MLP and pipeline companies own and operate essential, scarce and long-lived assets that underpin our economy and characteristically offer more recurring, fee-based revenues. These attributes are particularly attractive in times of market uncertainty and volatility, and provide the potential for attractive yields and growth relative to other asset classes. However, if the price of oil remains low, it is possible that volumes may be affected over time. In this scenario, companies transporting from areas with higher breakeven prices will be more affected than others.

Pipeline companies fared slightly better than MLPs, as reflected by the -3.6% return recorded by the Tortoise North American Pipeline IndexSM for the fiscal quarter. Production growth continues to outpace pipeline takeaway capacity in many areas, underscoring the need for additional pipeline infrastructure. MLP and pipeline companies have remained responsive, with new projects coming online. Our projection for capital investment in MLP, pipeline and related organic growth projects from 2015 through 2017 is approximately $135 billion, as these capital expenditures are largely already supported by shipper commitments.

Based off committed projects underway, we have high visibility to cash flow growth through the remainder of 2015 and 2016, but should organic projects slow thereafter, growth opportunities remain. Investments are being made to enable pipelines to reverse the direction they transport oil or gas and to convert natural gas pipelines to carry crude oil. This has become more common due to the tremendous natural gas production out of the Marcellus, which has nearly eliminated the need to pipe natural gas to the East Coast, which previously received natural gas shipped from the Gulf Coast. MLP growth opportunities also are emerging from healthy merger and acquisition activity within the sector and the healthy pace of dropdowns as pipeline companies restructure to unlock value.

(unaudited)
2	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

Downstream

The continued crude oil and natural gas production out of North American shales is driving success for some companies in the downstream sector of the energy value chain, where lower commodity prices are a boon for many businesses. Petrochemical companies in particular are benefitting from low-cost feedstocks and the ability to export. Refiners also are beneficiaries of lower crude oil prices as demand has increased for refined products.

Capital markets

Despite significantly lower crude oil prices, capital markets remained open for exploration and production (E&P) companies during the fiscal quarter, which was a surprise to some considering the market for upstream companies. Total E&P capital raised was approximately $8.4 billion, including more than $6 billion in equity, which is more raised than in any 2014 fiscal quarter. Several companies elected to issue equity, with the first few offerings successfully raising capital. It was determined there was investor appetite for energy, and investors remained supportive in helping E&P companies improve their balance sheets. Capital markets remained supportive, with MLPs raising approximately $6.4 billion in equity and $10.3 billion in debt during the quarter. Other pipeline companies added $1.3 billion in debt offerings. Power companies in the downstream sector raised $10.8 billion in total capital for the fiscal quarter, adding to the impressive total across the energy value chain.

There were two MLP initial public offerings during the fiscal quarter, totaling approximately $1.5 billion. Merger and acquisition activity in the energy space was healthy during the quarter, with approximately $28.9 billion in MLP and pipeline transactions and an additional $6.7 billion for power companies.

Concluding thoughts

Despite recent volatility in the energy markets, we believe the current market presents long-term investment opportunities across the energy value chain.

Sincerely,

The Managing Directors at
Tortoise Capital Advisors, L.L.C.

The Tortoise North American Oil & Gas Producers IndexSM is a float-adjusted, capitalization weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The S&P 500® index is an unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada.

The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs). The Tortoise Midstream MLP Index®, a sub-index of the Tortoise MLP Index®, is comprised of all constituents included in the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines and Refined Products Pipelines. The Tortoise Upstream IndexSM is comprised of all constituents included in the Tortoise MLP Index’s Coal and Oil & Gas Productions sub sector indices.

It is not possible to invest directly in an index.

Performance data quoted represents past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

[1] Energy Information Administration, March 2015 [2] Baker Hughes, March 2015

(unaudited)
Tortoise Capital Advisors	3

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP is a closed-end fund that invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs. NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders.

Fund performance review

The fund’s market-based and NAV-based total returns for the first fiscal quarter ending Feb. 28, 2015, were 1.9% and -0.8%, respectively (including the reinvestment of distributions), compared to the performance of the Tortoise North American Oil & Gas Producers IndexSM, which returned -3.9% for the period. As noted previously, the fund’s performance reflects a volatile market backdrop for the broad energy sector as the price of crude oil and natural gas moved lower. However, the quarter marked an improvement following a very difficult fourth fiscal quarter of 2014. The discount of the fund’s stock price relative to its NAV narrowed during the first quarter, ending at 3.9%.

1st fiscal quarter performance highlights
Market-based total return	1.9%
NAV-based total return	(0.8)%
Premium (discount) to NAV (as of 2/28/2015)	(3.9)%
Distributions paid per share	$0.4375
Distribution rate (as of 2/28/2015)	8.2%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%

Key asset performance drivers

A number of factors influenced the fund’s asset performance during the first fiscal quarter.

●	The fund’s focus on oil and gas producers restrained absolute performance, but its strategic focus, particularly in the Permian and Eagle Ford basins, led to relative outperformance.
●

Liquids producers performed better than natural gas producers, which were restrained by weakening natural gas prices. Natural gas producers in the Marcellus in particular dampened performance due to incremental pipeline takeaway capacity constraints in the region.

●

Performance of the fund’s midstream transporters of oil and gas was mixed. Refined product pipeline companies helped performance due to greater volumes being transported as a result of demand response to lower prices. Crude oil pipeline companies also contributed, benefiting from a relatively positive outlook in spite of lower prices. However, exposure to natural gas pipeline companies restrained performance as lower natural gas prices drove concerns about decreasing need for incremental pipeline takeaway capacity in the future. In addition, natural gas pipeline companies with gathering and processing assets further detracted from performance. Among gathering and processing companies, the fund typically focuses on those with fee-based contracts. However, a small stake in those with commodity-based contracts restrained performance, as they have more sensitivity to commodity price volatility.

●

The fund’s underweight exposure to Canadian Oil Sands, which struggled due to locational disadvantages with costs and the strengthening U.S. dollar’s effect on the exchange rate, also helped relative performance.

●

The fund’s covered call strategy, which seeks to generate income while reducing overall volatility, continued to work well. In higher-volatility environments, we typically extend the out-of-the-money percentage while seeking to generate the same monthly income. This helped the fund to maintain its distributions while preserving greater upside potential. The notional amount of the fund’s covered calls averaged approximately 64.1% of total assets and their out-of-the-money percentage at the time written averaged approximately 15.3% during the quarter.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)
4	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

Leverage update

The fund increased leverage utilization during 1st quarter 2015 by $5.0 million to fund portfolio trading activity. The fund utilizes all floating rate leverage that had an interest rate of 0.97% at Feb. 28, 2015. Leverage represented 15.9% of total assets at quarter-end, a level that increased from the prior quarter due to a combination of a higher leverage amount outstanding and decreased investment values and is slightly above the long-term target level of 15% of total assets. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Distributable cash flow and distributions

Distributions received from investments decreased approximately 1.4% as compared to 4th quarter 2014. This was due to the impact of repositioning the portfolio into investments that have lower distribution rates, which was offset slightly by an increase in net premiums on options written. Operating expenses, consisting primarily of fund advisory fees, declined 12.7% during the quarter, mostly due to decreased asset-based fees. Total leverage costs went down slightly due to reduced borrowing rates on our credit facility that took effect during 4th quarter 2014. As a result of the changes in income and expenses, distributable cash flow increased approximately 0.9% as compared to 4th quarter 2014. We had net realized losses on investments of $10.1 million during 1st quarter 2015.

We maintained our quarterly distribution of $0.4375 per share during 1st quarter 2015. We may designate a portion of our quarterly distributions as capital gains and we may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes.

“Net Investment Loss” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2015 (in thousands):

1st Qtr 2015
Net investment loss	$(308)
Adjustments to reconcile to DCF:
Net premiums on options written	5,219
Distributions characterized as return of capital	973
Dividends paid in stock	256
DCF	$6,140

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding our critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on our distributions, please visit our Web site at www.tortoiseadvisors.com.

(unaudited)
Tortoise Capital Advisors	5

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2014				2015
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$2,702	$2,844	$2,949	$2,901	$1,882
Dividends paid in stock	422	391	404	412	256
Net premiums on options written	4,486	4,425	4,316	4,148	5,219
Total from investments	7,610	7,660	7,669	7,461	7,357
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	1,037	1,138	1,216	1,074	916
Other operating expenses	164	171	168	158	160
	1,201	1,309	1,384	1,232	1,076
Distributable cash flow before leverage costs	6,409	6,351	6,285	6,229	6,281
Leverage costs(2)	145	150	151	144	141
Distributable Cash Flow(3)	$6,264	$6,201	$6,134	$6,085	$6,140
Net realized gain (loss) on investments and foreign currency
translation, for the period	$11,811	$5,732	$20,857	$650	$(10,099)
As a percent of average total assets(4)
Total from investments	6.86%	6.34%	5.96%	6.90%	7.78%
Operating expenses before leverage costs	1.08%	1.08%	1.08%	1.14%	1.14%
Distributable cash flow before leverage costs	5.78%	5.26%	4.88%	5.76%	6.64%
As a percent of average net assets(4)
Total from investments	7.96%	7.26%	6.75%	7.57%	9.32%
Operating expenses before leverage costs	1.26%	1.24%	1.22%	1.25%	1.36%
Leverage costs	0.15%	0.14%	0.13%	0.15%	0.18%
Distributable cash flow	6.55%	5.88%	5.40%	6.17%	7.78%

Selected Financial Information
Distributions paid on common stock	$6,351	$6,351	$6,350	$6,351	$6,351
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	462,646	504,254	513,378	400,082	383,729
Average total assets during period(5)	449,572	479,402	510,328	433,686	383,526
Leverage(6)	55,700	60,600	58,600	56,200	61,200
Leverage as a percent of total assets	12.0%	12.0%	11.4%	14.0%	15.9%
Net unrealized appreciation (depreciation), end of period	64,972	107,413	105,653	(12,132)	(8,127)
Net assets, end of period	402,138	441,064	450,516	330,458	321,029
Average net assets during period(7)	387,650	418,875	450,971	395,268	319,994
Net asset value per common share	27.70	30.38	31.04	22.76	22.12
Market value per common share	24.61	26.78	27.32	21.29	21.25
Shares outstanding (000’s)	14,516	14,516	14,516	14,516	14,516

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, and the value of paid-in-kind distributions.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

6	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG is a closed-end fund that invests primarily in equity securities of master limited partnerships (“MLPs”) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (“NGLs”), crude oil and refined petroleum products. TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders.

Fund performance review

The fund’s market-based and NAV-based total returns for the first fiscal quarter ending Feb. 28, 2015, were -3.6% and -3.7%, respectively (including the reinvestment of distributions), compared to the performance of the Tortoise MLP Index®, which returned -4.5% for the same period. As noted previously, the fund’s performance reflects a difficult market backdrop for the broad energy sector as commodity prices moved lower. Performance for midstream companies improved somewhat during the first fiscal quarter following a challenging fourth fiscal quarter of 2014. The discount of the fund’s stock price relative to NAV was flat during the quarter, ending at 6.6%.

1st fiscal quarter performance highlights
Market-based total return	(3.6)%
NAV-based total return	(3.7)%
Premium (discount) to NAV (as of 2/28/2015)	(6.6)%
Distributions paid per share	$0.6400
Distribution rate (as of 2/28/2015)	5.8%
Quarter-over-quarter distribution increase	4.1%
Year-over-year distribution increase	10.8%

Key asset performance drivers

A number of factors influenced the fund’s asset performance during the first fiscal quarter.

●	Among gathering and processing MLPs, the fund typically focuses on those with fee-based contracts. Exposure to those with commodity-based contracts restrained relative performance, as they have more sensitivity to commodity price volatility.
●	Natural gas pipeline MLPs detracted from absolute performance as lower natural gas prices drove concerns about lower volumes and decreasing need for incremental pipeline takeaway capacity in the future. In addition, natural gas pipeline MLPs with gathering and processing assets further detracted from performance. However, the fund’s underweight exposure in this arena helped on a relative basis.
●	The fund’s overweight stake in refined product pipeline MLPs added significantly to both absolute and relative performance, due to greater volumes being transported as a result of demand response to lower prices.
●	An overweight position in crude oil pipeline MLPs helped in relative terms, benefiting from a relatively positive outlook in spite of lower prices. However, selected holdings restrained absolute performance due to market concern that slowing production may result in fewer new pipeline projects.
●	The greatest contribution to relative outperformance was a result of what the fund did not own. Given the fund’s midstream focus, it had no exposure to upstream MLPs that particularly struggled with falling commodity prices during the quarter.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited) Tortoise Capital Advisors	7

Tortoise
Energy Infrastructure Corp. (TYG) (continued)

Leverage update

The fund increased leverage utilization by $55.7 million during the 1st quarter to fund tax payments. In addition, $39.4 million of debt matured during the quarter and was refinanced at a lower all-in interest rate. Leverage represented 23.5% of total assets at Feb. 28, 2015, slightly below the long-term target level of 25% of total assets. Including the impact of interest rate swaps at quarter-end, approximately 78% of the leverage cost was fixed, the weighted-average maturity was 5.2 years and the weighted-average annual rate on our leverage was 3.67%. These rates will vary in the future as a result of changing floating rates, utilization of our credit facilities and as our leverage and swaps mature or are redeemed.

Distributable cash flow and distributions

Distributions received from investments increased approximately 1.7% as compared to 4th quarter 2014 due to increased distribution rates on our investments and the impact of various portfolio trading and merger activity. Operating expenses, consisting primarily of fund advisory fees, declined 7.3% during the quarter, mostly due to decreased asset-based fees. Leverage costs increased 8.6% as a result of the increase in total leverage outstanding.

As a result of the changes in income and expenses, distributable cash flow increased approximately 2.9% as compared to 4th quarter 2014. We paid a quarterly distribution of $0.64 per share, which represents an increase of 4.1% over the prior quarter and an increase of 10.8% over the 1st quarter 2014 distribution.

“Net Investment Loss, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2015 (in thousands):

1st Qtr 2015
Net investment loss, before income taxes	$(12,849)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	45,880
Amortization of debt issuance costs	225
Interest rate swap expenses	(90)
DCF	$33,166

Income taxes

During 1st quarter 2015, the fund’s deferred tax liability decreased by $50 million to $947 million, primarily as a result of the decline in value of its investment portfolio. The fund had net realized gains of $95 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding our critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on our distributions and results, please visit our Web site at www.tortoiseadvisors.com.

(unaudited) 8	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2014				2015
	Q1(1)	Q2(1)	Q3(1)(2)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments	$26,224	$27,464	$47,381	$50,595	$52,050
Dividends paid in stock	1,637	1,479	2,040	576	—
Total from investments	27,861	28,943	49,421	51,171	52,050
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	5,119	5,774	10,257	10,145	9,350
Other operating expenses	362	365	533	476	493
	5,481	6,139	10,790	10,621	9,843
Distributable cash flow before leverage costs and current taxes	22,380	22,804	38,631	40,550	42,207
Leverage costs(3)	4,691	4,982	7,734	8,324	9,041
Current income tax expense(4)	—	—	—	—	—
Distributable Cash Flow(5)	$17,689	$17,822	$30,897	$32,226	$33,166
As a percent of average total assets(6)
Total from investments	5.01%	4.73%	4.44%	4.57%	4.98%
Operating expenses before leverage costs and current taxes	0.99%	1.00%	0.97%	0.95%	0.94%
Distributable cash flow before leverage costs and current taxes	4.02%	3.73%	3.47%	3.62%	4.04%
As a percent of average net assets(6)
Total from investments	9.03%	8.43%	7.88%	8.30%	9.45%
Operating expenses before leverage costs and current taxes	1.78%	1.79%	1.72%	1.72%	1.79%
Leverage costs and current taxes	1.52%	1.45%	1.23%	1.35%	1.64%
Distributable cash flow	5.73%	5.19%	4.93%	5.23%	6.02%

Selected Financial Information
Distributions paid on common stock	$16,643	$16,730	$29,290	$29,530	$30,731
Distributions paid on common stock per share	0.5775	0.5800	0.6100	0.6150	0.6400
Distribution coverage percentage for period(7)	106.3%	106.5%	105.5%	109.1%	107.9%
Net realized gain, net of income taxes, for the period	8,609	5,695	40,013	104,784	60,161
Total assets, end of period	2,294,312	2,579,795	4,603,361	4,375,596	4,204,687
Average total assets during period(8)	2,253,941	2,428,481	4,413,179	4,491,025	4,235,541
Leverage(9)	454,000	507,000	832,400	931,200	986,900
Leverage as a percent of total assets	19.8%	19.7%	18.1%	21.3%	23.5%
Net unrealized appreciation, end of period	749,365	907,206	1,095,415	804,600	665,363
Net assets, end of period	1,280,942	1,425,918	2,593,513	2,369,068	2,250,010
Average net assets during period(10)	1,251,952	1,361,662	2,489,611	2,473,220	2,234,865
Net asset value per common share	44.41	49.43	54.01	49.34	46.86
Market value per share	44.65	48.34	49.00	46.10	43.79
Shares outstanding (000’s)	28,844	28,844	48,017	48,017	48,017

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Includes amounts from Tortoise Energy Capital Corp. (“TYY”) and Tortoise North American Energy Corp. (“TYN”) for the period from June 1, 2014 through June 22, 2014.
(3)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(4)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(5)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions, premium on redemption of MRP stock, amortization of debt issuance costs and non-recurring merger expenses; and decreased by realized and unrealized gains (losses) on interest rate swap settlements and current taxes paid on net investment income.
(6)	Annualized for periods less than one full year.
(7)	Distributable Cash Flow divided by distributions paid.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under revolving credit facilities.
(10)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	9

Tortoise
MLP Fund, Inc. (NTG)

Fund Description

NTG is a closed-end fund that focuses primarily on “midstream” energy infrastructure master limited partnerships (“MLPs”) that engage in the business of transporting, gathering and processing and storing natural gas and natural gas liquids (“NGLs”). NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions.

Fund performance review

The fund’s market-based and NAV-based total returns for the first fiscal quarter ending Feb. 28, 2015, were -4.9% and -5.0%, respectively (including the reinvestment of distributions), as compared to the performance of the Tortoise MLP Index®, which returned -4.5% for the period. As noted previously, the fund’s quarterly performance reflects a volatile market backdrop for the broad energy sector as commodity prices, including that of natural gas, moved lower. Performance for midstream companies improved somewhat during the first fiscal quarter following a challenging fourth fiscal quarter of 2014; however, natural gas pipeline MLPs pulled back over the same period. The discount of the fund’s stock price relative to its NAV was flat during the quarter, ending at 6.2%.

1st fiscal quarter performance highlights
Market-based total return	(4.9)%
NAV-based total return	(5.0)%
Premium (discount) to NAV (as of 2/28/2015)	(6.2)%
Distributions paid per share	$0.4225
Distribution rate (as of 2/28/2015)	6.5%
Quarter-over-quarter distribution increase	0.3%
Year-over-year distribution increase	0.3%

Key asset performance drivers

A number of factors influenced the fund’s asset performance during the first fiscal quarter.

●	Among gathering and processing MLPs, the fund typically focuses on those with fee-based contracts. However, exposure to those with commodity-based contracts restrained performance, as they have more sensitivity to commodity price volatility.
●	Crude oil pipeline MLPs helped in absolute terms, benefiting from a relatively positive outlook in spite of lower prices. However, relative performance was restrained by the fund’s underweight stake in this space, given its strategic focus on natural gas infrastructure.
●	Natural gas pipeline MLPs, a key focus of the fund, detracted from results as lower natural gas prices drove concerns about decreasing need for incremental pipeline takeaway capacity in the future. In addition, natural gas pipeline MLPs with gathering and processing assets further detracted from performance.
●	The fund’s stake in refined product pipeline MLPs contributed positively to both absolute and relative results, due to greater volumes being transported as a result of demand response to lower prices.
●	The greatest contribution to relative performance was a result of what the fund did not own. Given the fund’s midstream focus, it had no exposure to upstream MLPs that particularly struggled with falling commodity prices during the quarter.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited) 10	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

Leverage update

The fund decreased leverage during 1st quarter 2015 by $1.0 million, although the average amount of leverage outstanding during the quarter increased slightly compared to the previous quarter. Leverage represented 23.6% of total assets at Feb. 28, 2015, slightly below the long-term target level of 25% of total assets. At quarter-end, approximately 66% of the leverage cost was fixed, the weighted-average maturity was 3.3 years and the weighted-average annual rate on our leverage was 3.15%. These rates will vary in the future as a result of changing floating rates, utilization of our credit facility and as our leverage matures or is redeemed.

Distributable cash flow and distributions

Distributions received from investments increased approximately 0.5% as compared to 4th quarter 2014 due to increased distribution rates on our investments and the impact of various portfolio trading and merger activity. Operating expenses, consisting primarily of fund advisory fees, declined 5.7% during the quarter, mostly due to decreased asset-based fees. Leverage costs increased slightly due to increased average leverage outstanding during the quarter.

As a result of the changes in income and expenses, distributable cash flow increased approximately 2.2% as compared to 4th quarter 2014. We paid a quarterly distribution of $0.4225 per share, which represents an increase of 0.3% over the prior quarter and an increase of 0.3% over the 1st quarter 2014 distribution.

“Net Investment Loss, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2015 (in thousands):

1st Qtr 2015
Net investment loss, before income taxes	$(8,699)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	28,594
Amortization of debt issuance costs	94
DCF	$19,989

Income taxes

During 1st quarter 2015, the fund‘s deferred tax liability decreased by $41 million to $317 million, primarily as a result of the decline in value of its investment portfolio. The fund had net realized gains of $32 million during the quarter. As of November 30, 2014, the fund had net operating losses of $166 million. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding our critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on our distributions and results, please visit our Web site at www.tortoiseadvisors.com.

(unaudited) Tortoise Capital Advisors	11

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2014				2015
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments	$25,350	$27,013	$27,704	$28,355	$29,074
Dividends paid in stock	1,302	967	992	571	—
Total from investments	26,652	27,980	28,696	28,926	29,074
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	3,978	4,516	5,018	4,995	4,679
Other operating expenses	348	348	345	343	356
	4,326	4,864	5,363	5,338	5,035
Distributable cash flow before leverage costs and current taxes	22,326	23,116	23,333	23,588	24,039
Leverage costs(2)	3,356	3,680	3,977	4,030	4,050
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$18,970	$19,436	$19,356	$19,558	$19,989
As a percent of average total assets(5)
Total from investments	5.48%	5.25%	4.84%	4.89%	5.38%
Operating expenses before leverage costs and current taxes	0.89%	0.91%	0.90%	0.90%	0.93%
Distributable cash flow before leverage costs and current taxes	4.59%	4.34%	3.94%	3.99%	4.45%
As a percent of average net assets(5)
Total from investments	8.30%	8.10%	7.69%	7.92%	8.91%
Operating expenses before leverage costs and current taxes	1.35%	1.41%	1.44%	1.46%	1.54%
Leverage costs and current taxes	1.05%	1.07%	1.07%	1.10%	1.24%
Distributable cash flow	5.90%	5.62%	5.18%	5.36%	6.13%

Selected Financial Information
Distributions paid on common stock	$19,799	$19,799	$19,799	$19,798	$19,858
Distributions paid on common stock per share	0.42125	0.42125	0.42125	0.42125	0.42250
Distribution coverage percentage for period(6)	95.8%	98.2%	97.8%	98.8%	100.7%
Net realized gain (loss), net of income taxes, for the period	(3,159)	7,781	20,965	47,152	20,232
Total assets, end of period	1,988,207	2,254,379	2,463,737	2,282,922	2,140,619
Average total assets during period(7)	1,973,730	2,113,784	2,353,725	2,374,755	2,190,648
Leverage(8)	381,000	491,000	491,700	506,900	505,900
Leverage as a percent of total assets	19.2%	21.8%	20.0%	22.2%	23.6%
Net unrealized appreciation, end of period	436,486	564,007	692,312	534,591	448,351
Net assets, end of period	1,308,440	1,415,146	1,538,456	1,401,926	1,310,199
Average net assets during period(9)	1,302,016	1,370,204	1,479,602	1,465,610	1,323,553
Net asset value per common share	27.84	30.11	32.73	29.83	27.88
Market value per common share	27.63	28.43	29.69	27.97	26.16
Shares outstanding (000’s)	47,000	47,000	47,000	47,000	47,000

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(9)	Computed by averaging daily net assets within each period.

12	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP is a closed-end fund that invests primarily in equity securities of pipeline companies that transport natural gas, natural gas liquids (“NGLs”), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies. TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders.

Fund performance review

The fund’s market-based and NAV-based total returns for the first fiscal quarter ending Feb. 28, 2015, were -8.0% and -5.1%, respectively (including the reinvestment of distributions), as compared to the performance of the Tortoise North American Pipeline IndexSM, which returned -3.6% for the period. As noted previously, the fund’s quarterly performance reflects a volatile market backdrop for the broad energy sector as the price of crude oil and natural gas moved lower. Performance for pipeline companies improved slightly, following a challenging fourth fiscal quarter of 2014. The discount of the fund’s stock price relative to its NAV widened during the first quarter, ending at 10.1%. The fund paid capital gains in 2014 and we anticipate that will continue to be the case. We believe it’s a benefit to stockholders to receive a portion of these gains throughout the year, reducing the capital gains distribution paid at year end. As such, the fund’s quarterly distribution reflects a portion of anticipated 2015 gains.

1st fiscal quarter performance highlights
Market-based total return	(8.0)%
NAV-based total return	(5.1)%
Premium (discount) to NAV (as of 2/28/2015)	(10.1)%
Distributions paid per share	$0.4500
Distribution rate (as of 2/28/2015)	6.1%
Quarter-over-quarter distribution increase	10.4%
Year-over-year distribution increase	10.4%

Please refer to the inside front cover of this report for important information about the fund’s distribution policy.

Key asset performance drivers

A number of factors influenced the fund’s asset performance during the first fiscal quarter.

●	Natural gas pipeline companies detracted from absolute performance as lower natural gas prices drove concerns about decreasing need for incremental pipeline takeaway capacity in the future. In addition, natural gas pipeline companies with gathering and processing assets further detracted from performance.
●	Among gathering and processing MLPs, the fund typically focuses on those with fee-based contracts. However, exposure to those with commodity-based contracts restrained performance, as they have more sensitivity to commodity price volatility.
●	The fund’s overweight position in refined products pipeline companies added to both relative and absolute results, due to greater volumes being transported as a result of demand response to lower prices.
●	The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, contributed to the fund’s ability to generate current income. In higher-volatility environments, we typically extend the out-of-the-money percentage while seeking to generate the same monthly income. The notional amount of the fund’s covered calls averaged approximately 9.8% of total assets and their out-of-the-money percentage at the time written averaged approximately 11.3% during the quarter. However, the fund’s exposure to these upstream energy companies detracted from absolute results, as these firms struggled due to declining commodity prices.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited) Tortoise Capital Advisors	13

Tortoise
Pipeline & Energy Fund, Inc. (TTP) (continued)

Leverage update

The fund decreased overall leverage utilization during 1st quarter 2015 by $0.2 million. In addition, $17.0 million of fixed-rate debt matured during the quarter and was refinanced with a mix of fixed and floating rate debt at a lower all-in interest rate. Leverage represented 21.7% of total assets at Feb. 28, 2015, slightly below the long-term target level of 25% of total assets. At quarter-end, approximately 48% of the leverage cost was fixed, the weighted-average maturity was 3.8 years and the weighted-average annual rate on our leverage was 2.66%. These rates will vary in the future as a result of changing floating rates, utilization of our credit facility and as our leverage matures or is redeemed.

Distributable cash flow and distributions

Distributions received from investments decreased approximately 3.1% as compared to 4th quarter 2014. This decrease was due to lower net premiums on options written and the impact of various portfolio trading and merger activity, offset slightly by increased distribution rates on our investments. Operating expenses, consisting primarily of fund advisory fees, declined 7.8% during the quarter, mostly due to decreased asset-based fees. Leverage costs decreased 3.7% as a result of refinancing activity that lowered all-in leverage costs and slightly lower average leverage utilization during the quarter. As a result of the changes in income and expenses, distributable cash flow declined by approximately 1.4% as compared to 4th quarter 2014. In addition, we had net realized gains on investments of $6.3 million during 1st quarter 2015.

We paid a quarterly distribution of $0.45 per share, which represents an increase of 10.4% over the prior quarter and prior year. We expect that the payment of increased quarterly distributions will cover the majority of our required annual distributions of net investment company taxable income and net realized gains for income and excise tax purposes, although an additional payment may be made in the last calendar quarter of the year to cover any remaining required minimum distribution amounts and to avoid being subject to excise taxes. In addition to the quarterly distribution, the fund paid a distribution of $0.15 per common share on Dec. 31, 2014 to meet required distributions for 2014. The fund’s distribution policy is described on the inside front cover of this report.

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2015 (in thousands):

1st Qtr 2015
Net investment income	$655
Adjustments to reconcile to DCF:
Net premiums on options written	1,396
Distributions characterized as return of capital	1,356
Dividends paid in stock	314
Amortization of debt issuance costs	20
DCF	$3,741

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding our critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on our distributions, please visit our Web site at www.tortoiseadvisors.com.

(unaudited) 14	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2014				2015
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$3,208	$3,384	$3,450	$3,627	$3,828
Dividends paid in stock	663	681	682	622	314
Net premiums on options written	1,837	1,685	1,496	1,467	1,396
Total from investments	5,708	5,750	5,628	5,716	5,538
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	925	1,032	1,148	1,111	1,008
Other operating expenses	152	162	164	166	169
	1,077	1,194	1,312	1,277	1,177
Distributable cash flow before leverage costs	4,631	4,556	4,316	4,439	4,361
Leverage costs(2)	637	643	643	644	620
Distributable Cash Flow(3)	$3,994	$3,913	$3,673	$3,795	$3,741
Net realized gain on investments and foreign currency
translation, for the period	$4,870	$3,664	$2,924	$11,408	$6,287
As a percent of average total assets(4)
Total from investments	5.69%	5.26%	4.64%	4.84%	5.29%
Operating expenses before leverage costs	1.07%	1.09%	1.08%	1.08%	1.12%
Distributable cash flow before leverage costs	4.62%	4.17%	3.56%	3.76%	4.17%
As a percent of average net assets(4)
Total from investments	7.34%	6.64%	5.71%	6.04%	6.85%
Operating expenses before leverage costs	1.39%	1.38%	1.33%	1.35%	1.46%
Leverage costs	0.82%	0.74%	0.65%	0.68%	0.77%
Distributable cash flow	5.13%	4.52%	3.73%	4.01%	4.62%

Selected Financial Information
Distributions paid on common stock(5)	$4,082	$4,082	$4,081	$4,082	$6,010
Distributions paid on common stock per share(5)	0.4075	0.4075	0.4075	0.4075	0.6000
Total assets, end of period	417,127	456,893	503,048	443,581	419,182
Average total assets during period(6)	406,555	433,489	481,017	473,470	424,669
Leverage(7)	84,400	90,000	89,600	91,000	90,800
Leverage as a percent of total assets	20.2%	19.7%	17.8%	20.5%	21.7%
Net unrealized appreciation, end of period	90,160	128,774	178,087	109,930	83,027
Net assets, end of period	326,739	363,949	410,405	350,975	326,152
Average net assets during period(8)	315,189	343,389	390,977	379,709	327,723
Net asset value per common share	32.62	36.34	40.97	35.04	32.56
Market value per common share	29.04	32.95	36.46	32.50	29.28
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the value of paid-in-kind distributions, and amortization of debt issuance costs.
(4)	Annualized for periods less than one full year.
(5)	Q1 2015 includes a $0.15 per share distribution paid to meet the required distribution amount for 2014, in addition to the regular quarterly distribution of $0.45 per share.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ is a closed-end fund that seeks to invest in fixed-income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles. TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation.

Fund performance review

The fund’s market-based and NAV-based total returns for the first fiscal quarter ending Feb. 28, 2015, were 4.4% and -0.2%, respectively (including the reinvestment of distributions), compared to the performance of the TPZ Benchmark Composite* which posted a total return of -0.3% for the period. The fund performed relatively well against a volatile market backdrop for the broader energy sector as the price of crude oil continued to move lower. The discount of the fund’s stock price relative to its NAV narrowed during the quarter, ending at 9.4%.

1st fiscal quarter performance highlights
Market-based total return	4.4%
NAV-based total return	(0.2)%
Premium (discount) to NAV (as of 2/28/2015)	(9.4)%
Monthly distributions paid per share	$0.125
Distribution rate (as of 2/28/2015)	5.7%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Key asset performance drivers

A number of factors influenced the fund’s asset performance during the first fiscal quarter.

●	Among gathering and processing companies, the fund typically focuses on those with fee-based contracts. However, a small stake in those with commodity-based contracts restrained performance, as they have more sensitivity to commodity price volatility.
●	Natural gas pipeline companies detracted from absolute performance as lower natural gas prices drove concerns about decreasing need for incremental pipeline takeaway capacity in the future. In addition, natural gas pipeline companies with gathering and processing assets further detracted from performance.
●	The fund’s fixed-income holdings fared better than equities in the volatile market environment. Power company debt, an area of strategic focus for the fund, enjoyed strong performance during the period due to lower interest rates.
●	Exposure to refined product companies added to performance due to greater volumes being transported as a result of a demand response to lower prices. Crude oil pipeline MLPs benefited from a relatively positive outlook in spite of lower prices. However, selected holdings restrained absolute performance due to market concern that slowing production may result in fewer new pipeline projects.
*	The TPZ Benchmark Composite includes the BofA Merrill Lynch US Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)

16	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

Leverage update

The fund increased leverage utilization during 1st quarter 2015 by $7.2 million. Leverage represented 19.6% of total assets at Feb. 28, 2015, slightly below the long-term target level of 20% of total assets. Including the impact of interest rate swaps at quarter-end, about 52% of the leverage cost was fixed, the weighted-average maturity was 2.1 years and the weighted-average annual rate on our leverage was 1.72%. These rates will vary in the future as a result of changing floating rates and as our swaps mature or are redeemed.

Distributable cash flow and distributions

Distributions received from investments decreased approximately 3.8% as compared to 4th quarter 2014. This decrease was due to the impact of various portfolio trading activity and the impact of non-recurring income received in 4th quarter 2014, offset slightly by increased distribution rates on our investments. Operating expenses, consisting primarily of fund advisory fees, declined 0.3% during the quarter. Total leverage costs increased 6.8% as a result of the increase in total leverage outstanding during the quarter, which was offset slightly by reduced borrowing rates on our credit facility that took effect during 4th quarter 2014. As a result of the changes in income and expenses, distributable cash flow decreased approximately 5.6% as compared to 4th quarter 2014. In addition, we had net realized gains on investments of $6.9 million during 1st quarter 2015.

We paid monthly distributions of $0.125 per share during 1st quarter 2015. Our Board of Directors has declared a 10.0% increase in the monthly distribution to $0.1375 per share to be paid during 2nd quarter 2015. We expect that the payment of increased monthly distributions will cover the majority of our required annual distributions of net investment company taxable income and net realized gains for income and excise tax purposes, although an additional payment may be made in the last calendar quarter of the year to cover any remaining required minimum distribution amounts and to avoid being subject to excise taxes. In addition to the monthly distributions, the fund paid a distribution of $1.25 per common share on Dec. 31, 2014 to meet required distributions for 2014. The fund’s distribution policy is described on the inside front cover of this report.

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2015 (in thousands):

1st Qtr 2015
Net investment income	$1,539
Adjustments to reconcile to DCF:
Dividends paid in stock	279
Distributions characterized as return of capital	689
Interest rate swap expenses	(94)
Change in amortization methodology	58
DCF	$2,471

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding our critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on our distributions, please visit our Web site at www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	17

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2014				2015
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Interest earned on corporate bonds	$2,091	$2,057	$2,043	$2,107	$1,985
Distributions and dividends from investments,
net of foreign taxes withheld	808	833	782	918	1,123
Dividends paid in stock	615	620	564	497	279
Total from investments	3,514	3,510	3,389	3,522	3,387
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	507	545	579	581	571
Other operating expenses	132	136	131	132	140
	639	681	710	713	711
Distributable cash flow before leverage costs	2,875	2,829	2,679	2,809	2,676
Leverage costs(2)	187	191	194	192	205
Distributable Cash Flow(3)	$2,688	$2,638	$2,485	$2,617	$2,471
Net realized gain on investments and foreign currency
translation, for the period	$1,524	$13	$8,061	$4,549	$6,890
As a percent of average total assets(4)
Total from investments	6.06%	5.78%	5.24%	5.43%	5.42%
Operating expenses before leverage costs	1.10%	1.12%	1.10%	1.10%	1.14%
Distributable cash flow before leverage costs	4.96%	4.66%	4.14%	4.33%	4.28%
As a percent of average net assets(4)
Total from investments	7.27%	6.87%	6.20%	6.45%	6.78%
Operating expenses before leverage costs	1.32%	1.33%	1.30%	1.31%	1.42%
Leverage costs	0.39%	0.37%	0.35%	0.35%	0.41%
Distributable cash flow	5.56%	5.17%	4.55%	4.79%	4.95%

Selected Financial Information
Distributions paid on common stock(5)	$2,607	$2,607	$2,606	$2,607	$11,296
Distributions paid on common stock per share(5)	0.375	0.375	0.375	0.375	1.625
Total assets, end of period	236,367	247,186	266,208	259,361	253,071
Average total assets during period(6)	235,168	241,067	256,362	260,127	253,464
Leverage(7)	37,400	37,900	39,400	42,400	49,600
Leverage as a percent of total assets	15.8%	15.3%	14.8%	16.3%	19.6%
Net unrealized appreciation, end of period	63,884	75,935	86,880	73,587	63,150
Net assets, end of period	197,620	208,421	226,025	216,048	202,647
Average net assets during period(8)	195,964	202,603	216,927	219,134	202,470
Net asset value per common share	28.43	29.98	32.52	31.08	29.15
Market value per common share	25.47	27.44	29.62	26.90	26.40
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the value of paid-in-kind distributions and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized for periods less than one full year.
(5)	Q1 2015 includes a $1.25 per share distribution paid to meet the required distribution amount for 2014, in addition to regular monthly distributions that totaled $0.375 per share.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

18	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

NDP Schedule of Investments (unaudited)
February 28, 2015

	Shares	Fair Value
Common Stock — 89.4%(1)
Crude/Refined Products Pipelines — 0.8%(1)
United States — 0.8%(1)
Plains GP Holdings, L.P.	91,716	$2,626,746
Natural Gas/Natural Gas Liquids Pipelines — 0.0%(1)
United States — 0.0%(1)
Kinder Morgan, Inc.	2	82
Oil and Gas Production — 88.6%(1)
Canada — 8.1%(1)
ARC Resources LTD.	334,600	6,463,955
Cenovus Energy Inc.	153,200	2,648,828
Enerplus Corporation	275,800	2,791,096
Penn West Petroleum Ltd.	6,400	12,928
Suncor Energy Inc.(2)(3)	465,600	14,014,560
The Netherlands — 2.3%(1)
Royal Dutch Shell plc (ADR)	114,500	7,484,865
United Kingdom — 1.3%(1)
BP p.l.c. (ADR)	96,400	3,994,816
United States — 76.9%(1)
Anadarko Petroleum Corporation(2)(3)	330,900	27,871,707
Antero Resources Corporation(2)(3)(4)	150,610	5,941,564
Cabot Oil & Gas Corporation(2)(3)	151,700	4,399,300
Carrizo Oil & Gas, Inc.(2)(3)(4)	198,000	9,422,820
Chesapeake Energy Corporation(2)(3)	436,900	7,287,492
Cimarex Energy Co.(2)(3)	89,173	9,780,495
Concho Resources Inc.(2)(3)(4)	116,143	12,650,296
Continental Resources, Inc.(2)(3)(4)	135,900	6,046,191
Devon Energy Corporation(2)(3)	120,800	7,440,072
Energen Corporation(2)(3)	76,700	4,957,888
EOG Resources, Inc.(2)(3)	363,300	32,595,276
EP Energy Corporation(4)	142,700	1,605,375
EQT Corporation(2)(3)	238,006	18,995,259
Hess Corporation(2)(3)	33,793	2,537,178
Laredo Petroleum, Inc.(4)	194,540	2,320,862
Marathon Oil Corporation(2)(3)	459,100	12,790,526
Newfield Exploration Company(2)(3)(4)	276,088	9,119,187
Noble Energy, Inc.(2)(3)	205,000	9,682,150
Occidental Petroleum Corporation(2)(3)	192,100	14,960,748
Pioneer Natural Resources Company(2)(3)	186,215	28,401,512
Range Resources Corporation(2)(3)	224,200	11,106,868
RSP Permian, Inc.(4)	110,556	3,002,701
Whiting Petroleum Corporation(2)(3)(4)	115,227	3,898,129
		284,224,644
Total Common Stock
(Cost $321,074,540)		286,851,472
Master Limited Partnerships
and Related Companies — 30.0%(1)
Crude/Refined Products Pipelines — 18.8%(1)
United States — 18.8%(1)
Buckeye Partners, L.P.	49,673	3,861,579
Enbridge Energy Management, L.L.C.(5)	455,116	16,966,719
Magellan Midstream Partners, L.P.	92,000	7,562,400
MPLX LP	117,232	9,636,470
Phillips 66 Partners LP	65,900	4,691,421
Plains All American Pipeline, L.P.	179,229	8,941,735
Rose Rock Midstream, L.P.	32,489	1,506,840
Shell Midstream Partners, L.P.	30,756	1,201,329
Tesoro Logistics LP	77,377	4,442,987
Valero Energy Partners LP	26,106	1,391,189
		60,202,669
Natural Gas/Natural Gas Liquids Pipelines — 4.1%(1)
United States — 4.1%(1)
Columbia Pipeline Partners LP	35,719	989,059
Energy Transfer Partners, L.P.	77,700	4,621,596
Enterprise Products Partners L.P.	229,988	7,667,800
		13,278,455
Natural Gas Gathering/Processing — 7.1%(1)
United States — 7.1%(1)
Antero Midstream Partners LP	38,218	993,668
DCP Midstream Partners, LP	94,524	3,762,055
EnLink Midstream Partners, LP	86,700	2,328,762
Regency Energy Partners LP	182,456	4,450,102
Targa Resources Partners LP	95,800	4,197,956
Western Gas Partners, LP	34,300	2,386,594
Williams Partners L.P.	93,954	4,804,808
		22,923,945
Total Master Limited Partnerships
and Related Companies (Cost $71,441,065)		96,405,069
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.08%(6) (Cost $88,734)	88,734	88,734
Total Investments — 119.4%(1)
(Cost $392,604,339)		383,345,275
Total Value of Options Written
(Premiums received $1,838,013) — (0.2%)(1)		(704,515)
Other Assets and Liabilities — (19.2%)(1)		(61,611,748)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$321,029,012

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(3)	All or a portion of the security represents cover for outstanding call option contracts written.
(4)	Non-income producing security.
(5)	Security distributions are paid-in-kind.
(6)	Rate indicated is the current yield as of February 28, 2015.
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

NDP Schedule of Options Written (unaudited)
February 28, 2015

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	March 2015	$95.00	3,309	$(28,126)
Antero Resources Corporation	March 2015	45.00	1,506	(30,120)
Cabot Oil & Gas Corporation	March 2015	30.00	1,517	(75,850)
Carrizo Oil & Gas, Inc.	March 2015	55.00	1,980	(59,400)
Chesapeake Energy Corporation	March 2015	23.00	4,369	(8,738)
Cimarex Energy Co.	March 2015	130.00	891	(24,503)
Concho Resources Inc.	March 2015	130.00	1,161	(14,513)
Continental Resources, Inc.	March 2015	55.00	1,359	(13,590)
Devon Energy Corporation	March 2015	70.00	1,208	(7,248)
Energen Corporation	March 2015	75.00	767	(23,010)
EOG Resources, Inc.	March 2015	100.00	3,633	(50,862)
EQT Corporation	March 2015	90.00	2,380	(28,560)
Hess Corporation	March 2015	82.50	337	(6,234)
Marathon Oil Corporation	March 2015	31.00	4,591	(32,137)
Newfield Exploration Company	March 2015	36.00	2,760	(96,600)
Noble Energy, Inc.	March 2015	52.50	2,050	(61,500)
Occidental Petroleum Corporation	March 2015	85.00	1,921	(21,131)
Pioneer Natural Resources Company	March 2015	180.00	1,862	(51,205)
Range Resources Corporation	March 2015	60.00	2,242	(22,420)
Suncor Energy Inc.	March 2015	33.00	4,656	(37,248)
Whiting Petroleum Corporation	March 2015	45.00	1,152	(11,520)

Total Value of Call Options Written
(Premiums received $1,838,013)				$(704,515)

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

TYG Schedule of Investments (unaudited)
February 28, 2015

	Shares	Fair Value
Master Limited Partnerships — 185.3%(1)
Crude/Refined Products Pipelines — 90.8%(1)
United States — 90.8%(1)
Buckeye Partners, L.P.	3,208,898	$249,459,731
Enbridge Energy Partners, L.P.	5,275,583	206,750,098
Genesis Energy L.P.	657,863	30,261,698
Holly Energy Partners, L.P.	1,886,360	62,721,470
Magellan Midstream Partners, L.P.(2)	4,802,097	394,732,373
MPLX LP	1,496,831	123,039,508
NuStar Energy L.P.	836,150	52,710,896
Phillips 66 Partners LP	826,605	58,846,010
Plains All American Pipeline, L.P.	7,701,078	384,206,781
Shell Midstream Partners, L.P.	1,247,645	48,733,014
Sunoco Logistics Partners L.P.	5,978,510	264,369,712
Tesoro Logistics LP	2,224,948	127,756,514
Valero Energy Partners LP	731,600	38,986,964
		2,042,574,769
Natural Gas/Natural Gas Liquids Pipelines — 49.5%(1)
United States — 49.5%(1)
Columbia Pipeline Partners LP	1,541,584	42,686,461
Dominion Midstream Partners, LP	896,190	36,743,790
Energy Transfer Equity, L.P.	2,184,000	139,492,080
Energy Transfer Partners, L.P.	3,389,304	201,595,802
Enterprise Products Partners L.P.	8,011,123	267,090,841
EQT Midstream Partners, LP	1,329,716	110,658,966
ONEOK Partners, L.P.	3,714,514	155,229,540
Spectra Energy Partners, LP	2,996,394	159,827,656
		1,113,325,136
Natural Gas Gathering/Processing — 45.0%(1)
United States — 45.0%(1)
Antero Midstream Partners LP	1,185,694	30,828,044
DCP Midstream Partners, LP	2,315,127	92,142,055
EnLink Midstream Partners, LP	2,775,927	74,561,399
MarkWest Energy Partners, L.P.	3,079,827	200,034,764
Regency Energy Partners LP	6,318,705	154,113,215
Summit Midstream Partners LP	219,159	7,905,065
Targa Resources Partners LP	2,416,501	105,891,074
Western Gas Partners, LP	2,256,737	157,023,760
Williams Partners L.P.	3,744,123	191,474,450
		1,013,973,826
Total Master Limited Partnerships
(Cost $2,246,232,871)		4,169,873,731
Common Stock — 0.8%(1)
Crude/Refined Products Pipelines — 0.8%(1)
United States — 0.8%(1)
Plains GP Holdings, L.P.
(Cost $13,324,154)	630,662	18,062,160
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.08%(3) (Cost $113,106)	113,106	113,106
Total Investments — 186.1%(1)
(Cost $2,259,670,131)		4,188,048,997
Interest Rate Swap Contracts — (0.2%)(1)
$111,700,000 notional — Unrealized Depreciation(4)		(4,264,904)
Other Assets and Liabilities — (48.6%)(1)		(1,093,774,289)
Senior Notes — (24.2%)(1)		(545,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (13.1%)(1)		(295,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$2,250,009,804

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $4,264,904.
(3)	Rate indicated is the current yield as of February 28, 2015.
(4)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

NTG Schedule of Investments (unaudited)
February 28, 2015

	Shares	Fair Value
Master Limited Partnerships — 161.8%(1)
Natural Gas/Natural Gas Liquids Pipelines — 61.1%(1)
United States — 61.1%(1)
Columbia Pipeline Partners LP	1,183,684	$32,776,210
Dominion Midstream Partners, LP	548,376	22,483,416
Energy Transfer Partners, L.P.	2,869,940	170,704,031
Enterprise Products Partners L.P.	5,082,596	169,453,751
EQT Midstream Partners, LP	920,999	76,645,537
ONEOK Partners, L.P.	3,164,922	132,262,090
Spectra Energy Partners, LP	3,674,539	195,999,910
		800,324,945
Natural Gas Gathering/Processing — 52.7%(1)
United States — 52.7%(1)
Antero Midstream Partners LP	742,627	19,308,302
DCP Midstream Partners, LP	1,970,117	78,410,657
EnLink Midstream Partners, LP	1,879,348	50,479,287
MarkWest Energy Partners, L.P.	1,784,269	115,888,272
Regency Energy Partners LP	3,875,964	94,534,762
Summit Midstream Partners LP	688,941	24,850,102
Targa Resources Partners LP	1,909,649	83,680,819
Western Gas Partners, LP	1,420,740	98,855,089
Williams Partners L.P.	2,450,818	125,334,833
		691,342,123
Crude/Refined Products Pipelines — 48.0%(1)
United States — 48.0%(1)
Buckeye Partners, L.P.	1,191,113	92,597,125
Enbridge Energy Partners, L.P.	2,141,040	83,907,358
Holly Energy Partners, L.P.	1,166,137	38,774,055
Magellan Midstream Partners, L.P.	946,526	77,804,437
MPLX LP	496,382	40,802,600
NuStar Energy L.P.	525,300	33,114,912
Phillips 66 Partners LP	353,692	25,179,333
Plains All American Pipeline, L.P.	1,983,429	98,953,273
Shell Midstream Partners, L.P.	660,042	25,781,240
Sunoco Logistics Partners L.P.	1,256,412	55,558,539
Tesoro Logistics LP	712,784	40,928,057
Valero Energy Partners LP	289,300	15,416,797
		628,817,726
Total Master Limited Partnerships
(Cost $1,416,233,723)		2,120,484,794
Common Stock — 1.4%(1)
Natural Gas/Natural Gas Liquids Pipelines — 1.4%(1)
United States — 1.4%(1)
Kinder Morgan, Inc.
(Cost $15,054,428)	442,707	18,155,414
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.08%(2) (Cost $17,409)	17,409	17,409
Total Investments — 163.2%(1)
(Cost $1,431,305,560)		2,138,657,617
Other Assets and Liabilities — (29.8%)(1)		(390,458,885)
Senior Notes — (26.5%)(1)		(348,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (6.9%)(1)		(90,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,310,198,732

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Rate indicated is the current yield as of February 28, 2015.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

TTP Schedule of Investments (unaudited)
February 28, 2015

	Shares	Fair Value
Common Stock — 89.3%(1)
Crude/Refined Products Pipelines — 12.2%(1)
Canada — 8.2%(1)
Enbridge Inc.	333,377	$15,482,028
Inter Pipeline Ltd.	388,462	10,316,725
Pembina Pipeline Corporation	30,265	967,918
United States — 4.0%(1)
Plains GP Holdings, L.P.	370,961	10,624,323
VTTI Energy Partners LP	88,441	2,287,084
		39,678,078
Local Distribution Companies — 10.6%(1)
United States — 10.6%(1)
CenterPoint Energy, Inc.	253,253	5,265,130
NiSource Inc.	683,109	29,312,207
		34,577,337
Marine Transportation — 1.5%(1)
Republic of the Marshall Islands — 1.5%(1)
Teekay Offshore Partners L.P.	223,330	4,899,860
Natural Gas Gathering/Processing — 17.3%(1)
United States — 17.3%(1)
Targa Resources Corp.	172,680	17,195,475
The Williams Companies, Inc.	802,105	39,335,229
		56,530,704
Natural Gas/Natural Gas Liquids Pipelines — 35.0%(1)
Canada — 7.5%(1)
TransCanada Corporation	561,318	24,602,568
United States — 27.5%(1)
Kinder Morgan, Inc.	820,870	33,663,879
ONEOK, Inc.	492,706	21,807,168
Spectra Energy Corp	958,996	34,034,768
		114,108,383
Oil and Gas Production — 12.7%(1)
United States — 12.7%(1)
Anadarko Petroleum Corporation(2)	33,400	2,813,282
Antero Resources Corporation(2)(3)	24,800	978,360
Cabot Oil & Gas Corporation(2)	130,300	3,778,700
Carrizo Oil & Gas, Inc.(2)(3)	15,600	742,404
Chesapeake Energy Corporation(2)	50,100	835,668
Cimarex Energy Co.(2)	20,900	2,292,312
Concho Resources Inc.(2)(3)	27,000	2,940,840
Continental Resources, Inc.(2)(3)	49,100	2,184,459
Diamondback Energy, Inc.(2)(3)	11,200	797,552
EOG Resources, Inc.(2)	53,700	4,817,964
EP Energy Corporation(3)	41,200	463,500
Hess Corporation(2)	13,300	998,564
Laredo Petroleum, Inc.(2)(3)	64,800	773,064
Marathon Oil Corporation(2)	123,700	3,446,282
Newfield Exploration Company(2)(3)	43,200	1,426,896
Noble Energy, Inc.(2)	44,400	2,097,012
Occidental Petroleum Corporation(2)	31,400	2,445,432
Pioneer Natural Resources Company(2)	27,700	4,224,804
Range Resources Corporation(2)	50,200	2,486,908
Whiting Petroleum Corporation(2)(3)	28,300	957,389
		41,501,392
Total Common Stock
(Cost $247,635,493)		291,295,754

Master Limited Partnerships
and Related Companies — 38.2%(1)
Crude/Refined Products Pipelines — 21.9%(1)
United States — 21.9%(1)
Buckeye Partners, L.P.	83,000	6,452,420
Enbridge Energy Management, L.L.C.(4)	558,665	20,827,038
Genesis Energy L.P.	18,700	860,200
Magellan Midstream Partners, L.P.	97,361	8,003,074
MPLX LP	102,268	8,406,430
Phillips 66 Partners LP	59,100	4,207,329
Plains All American Pipeline, L.P.	194,400	9,698,616
Rose Rock Midstream, L.P.	23,329	1,081,999
Shell Midstream Partners, L.P.	32,430	1,266,716
Sunoco Logistics Partners L.P.	148,800	6,579,936
Tesoro Logistics LP	50,588	2,904,763
Valero Energy Partners LP	23,059	1,228,814
		71,517,335

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	23

TTP Schedule of Investments (unaudited) (continued)
February 28, 2015

	Shares	Fair Value
Natural Gas/Natural Gas Liquids Pipelines — 7.0%(1)
United States — 7.0%(1)
Columbia Pipeline Partners LP	38,484	$1,065,622
Energy Transfer Partners, L.P.	177,700	10,569,596
Enterprise Products Partners L.P.	272,508	9,085,417
ONEOK Partners, L.P.	48,900	2,043,531
		22,764,166
Natural Gas Gathering/Processing — 9.3%(1)
United States — 9.3%(1)
Antero Midstream Partners LP	40,013	1,040,338
DCP Midstream Partners, LP	97,900	3,896,420
EnLink Midstream Partners, LP	55,955	1,502,951
MarkWest Energy Partners, L.P.	87,300	5,670,135
Regency Energy Partners LP	171,089	4,172,861
Targa Resources Partners LP	70,000	3,067,400
Western Gas Equity Partners, LP	46,500	2,908,110
Western Gas Partners, LP	36,300	2,525,754
Williams Partners L.P.	105,679	5,404,424
		30,188,393
Total Master Limited Partnerships
and Related Companies (Cost $85,328,451)		124,469,894
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.08%(5) (Cost $114,384)	114,384	114,384
Total Investments — 127.5%(1)
(Cost $333,078,328)		415,880,032
Senior Notes — (16.5%)(1)		(54,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (4.9%)(1)		(16,000,000)
Total Value of Options Written
(Premiums received $435,747) — (0.1%)(1)		(212,164)
Other Assets and Liabilities — (6.0%)(1)		(19,516,196)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$326,151,672

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Rate indicated is the current yield as of February 28, 2015.

See accompanying Notes to Financial Statements.
24	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

TTP Schedule of Options Written (unaudited)
February 28, 2015

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	March 2015	$92.50	334	$(8,016)
Antero Resources Corporation	March 2015	45.00	248	(4,960)
Cabot Oil & Gas Corporation	March 2015	30.00	1,303	(65,150)
Carrizo Oil & Gas, Inc.	March 2015	57.50	156	(3,510)
Chesapeake Energy Corporation	March 2015	23.00	501	(1,002)
Cimarex Energy Co.	March 2015	125.00	209	(5,016)
Concho Resources Inc.	March 2015	130.00	270	(3,375)
Continental Resources, Inc.	March 2015	52.50	491	(7,365)
Diamondback Energy, Inc.	March 2015	82.50	112	(3,080)
EOG Resources, Inc.	March 2015	100.00	537	(7,518)
Hess Corporation	March 2015	82.50	133	(2,460)
Laredo Petroleum, Inc.	March 2015	15.00	648	(11,340)
Marathon Oil Corporation	March 2015	31.00	1,237	(8,659)
Newfield Exploration Company	March 2015	35.00	432	(23,760)
Noble Energy, Inc.	March 2015	52.50	444	(13,320)
Occidental Petroleum Corporation	March 2015	85.00	314	(3,454)
Pioneer Natural Resources Company	March 2015	170.00	277	(21,329)
Range Resources Corporation	March 2015	57.50	502	(7,530)
Whiting Petroleum Corporation	March 2015	41.00	283	(11,320)

Total Value of Call Options Written
(Premiums received $435,747)				$(212,164)

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	25

TPZ Schedule of Investments (unaudited)
February 28, 2015

	Principal
	Amount	Fair Value
Corporate Bonds — 65.9%(1)
Crude/Refined Products Pipelines — 5.1%(1)
Canada — 2.3%(1)
Gibson Energy Inc.,
6.750%, 07/15/2021(2)	$4,500,000	$4,635,000
United States — 2.8%(1)
SemGroup Corp.,
7.500%, 06/15/2021	5,450,000	5,722,500
		10,357,500
Local Distribution Companies — 7.3%(1)
United States — 7.3%(1)
CenterPoint Energy, Inc.,
6.500%, 05/01/2018(3)	4,000,000	4,548,284
NiSource Finance Corp.,
6.400%, 03/15/2018(3)	3,500,000	3,985,807
Source Gas, LLC,
5.900%, 04/01/2017(2)(3)	5,770,000	6,170,802
		14,704,893
Natural Gas/Natural Gas Liquids Pipelines — 15.7%(1)
Canada — 2.8%(1)
TransCanada Pipelines Limited,
6.350%, 05/15/2067	6,000,000	5,775,000
United States — 12.9%(1)
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)(3)	1,500,000	1,674,648
Kinder Morgan, Inc.,
6.500%, 09/15/2020(3)	6,000,000	6,922,422
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	6,000,000	6,525,000
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,248,045
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)(3)	1,500,000	1,609,413
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	3,082,500
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)(3)	2,000,000	2,093,720
		31,930,748
Natural Gas Gathering/Processing — 4.4%(1)
United States — 4.4%(1)
DCP Midstream LLC,
9.750%, 03/15/2019(2)(3)	4,000,000	4,432,044
The Williams Companies, Inc.,
7.875%, 09/01/2021	4,000,000	4,522,128
		8,954,172
Oil and Gas Production — 8.3%(1)
United States — 8.3%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	2,000,000	2,042,500
Chesapeake Energy Corporation,
7.250%, 12/15/2018	3,500,000	3,876,250
Concho Resources Inc.,
5.500%, 04/01/2023	2,000,000	2,070,000
EP Energy / EP Finance Inc.,
9.375%, 05/01/2020	3,000,000	3,202,500
EQT Corporation,
6.500%, 04/01/2018	2,000,000	2,208,790
EQT Corporation,
8.125%, 06/01/2019	2,000,000	2,387,666
Range Resources Corporation,
5.000%, 03/15/2023	1,000,000	1,022,500
		16,810,206
Oilfield Services — 1.8%(1)
United States — 1.8%(1)
Pride International, Inc.,
8.500%, 06/15/2019(3)	3,000,000	3,566,970
Power/Utility — 23.3%(1)
United States — 23.3%(1)
CMS Energy Corp.,
8.750%, 06/15/2019	5,185,000	6,485,870
CMS Energy Corp.,
5.050%, 03/15/2022	2,000,000	2,253,494
Dominion Resources, Inc.,
5.750%, 10/01/2054	4,000,000	4,257,808
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,556,569
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,350,234
Integrys Energy Group, Inc.,
6.110%, 12/01/2066(3)	3,750,000	3,721,875
IPALCO Enterprises, Inc.,
7.250%, 04/01/2016(2)	4,000,000	4,210,000
NextEra Energy Capital Holdings, Inc.,
6.650%, 06/15/2067	1,029,000	1,028,979
NRG Energy, Inc.,
6.250%, 07/15/2022	6,000,000	6,255,000
NRG Yield Operating LLC,
5.375%, 08/15/2024(2)	2,500,000	2,637,500
NV Energy, Inc.,
6.250%, 11/15/2020(3)	1,000,000	1,176,288
PPL Capital Funding, Inc.,
6.700%, 03/30/2067(3)	6,000,000	5,925,000
Wisconsin Energy Corp.,
6.250%, 05/15/2067	3,450,000	3,467,077
		47,325,694
Total Corporate Bonds
(Cost $124,780,889)		133,650,183

See accompanying Notes to Financial Statements.
26	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

TPZ Schedule of Investments (unaudited) (continued)
February 28, 2015

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 36.5%(1)
Crude/Refined Products Pipelines — 22.5%(1)
United States — 22.5%(1)
Buckeye Partners, L.P.(3)	46,153	$3,587,934
Enbridge Energy
Management, L.L.C.(3)(4)	461,540	17,206,199
Genesis Energy, L.P.	11,800	542,800
Holly Energy Partners, L.P.	56,100	1,865,325
Magellan Midstream Partners, L.P.	59,790	4,914,738
MPLX LP	9,293	763,885
NuStar Energy L.P.(3)	31,200	1,966,848
Phillips 66 Partners LP	15,500	1,103,445
Plains All American Pipeline, L.P.	84,765	4,228,926
Shell Midstream Partners, L.P.	18,024	704,017
Sunoco Logistics Partners L.P.(3)	124,035	5,484,828
Tesoro Logistics LP	44,417	2,550,424
Valero Energy Partners LP	13,794	735,082
		45,654,451
Natural Gas/Natural Gas Liquids Pipelines — 8.3%(1)
United States — 8.3%(1)
Columbia Pipeline Partners LP	22,959	635,735
Energy Transfer Equity, L.P.	33,384	2,132,236
Energy Transfer Partners, L.P.(3)	101,200	6,019,376
Enterprise Products Partners L.P.	164,409	5,481,396
ONEOK Partners, L.P.	61,203	2,557,673
		16,826,416
Natural Gas Gathering/Processing — 5.7%(1)
United States — 5.7%(1)
Antero Midstream Partners LP	22,434	583,284
DCP Midstream Partners, LP	58,232	2,317,634
EnLink Midstream Partners, LP	22,400	601,664
MarkWest Energy Partners, L.P.	56,700	3,682,665
Regency Energy Partners, LP	22,159	540,458
Targa Resources Partners LP	86,500	3,790,430
		11,516,135
Total Master Limited Partnerships
and Related Companies (Cost $29,887,686)		73,997,002
Common Stock — 21.0%(1)
Natural Gas/Natural Gas Liquids Pipelines — 8.0%(1)
Canada — 0.6%(1)
TransCanada Corporation	26,100	1,143,963
United States — 7.4%(1)
Kinder Morgan, Inc.(3)	259,032	10,622,902
ONEOK, Inc.	37,024	1,638,682
Spectra Energy Corp	78,095	2,771,592
		16,177,139
Power/Utility — 11.4%(1)
United Kingdom — 0.7%(1)
Abengoa Yield plc	45,900	1,505,061
United States — 10.7%(1)
InfraREIT, Inc.	184,668	5,008,196
NextEra Energy Partners, LP	79,127	3,121,560
NRG Yield, Inc.	94,610	4,854,439
TerraForm Power, Inc.(5)	247,822	8,606,858
		23,096,114
Natural Gas Gathering/Processing — 1.6%(1)
United States — 1.6%(1)
The Williams Companies, Inc.	66,513	3,261,798
Total Common Stock (Cost $32,033,389)		42,535,051

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.08%(6) (Cost $118,188)	118,188	118,188
Total Investments — 123.5%(1)
(Cost $186,820,152)		250,300,424

Interest Rate Swap Contracts — (0.2%)(1)
$26,000,000 notional — unrealized depreciation(7)		(330,460)
Other Assets and Liabilities — (23.3%)(1)		(47,322,523)

Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$202,647,441

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements and have a total fair value of $42,977,430, which represents 21.2% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(4)	Security distributions are paid-in-kind.
(5)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $330,460.
(6)	Rate indicated is the current yield as of February 28, 2015.
(7)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	27

Statements of Assets & Liabilities (unaudited)
February 28, 2015

	Tortoise Energy	Tortoise Energy
	Independence	Infrastructure
	Fund, Inc.	Corp.
Assets
Investments at fair value(1)	$383,345,275	$4,188,048,997
Receivable for Adviser fee waiver	61,331	—
Receivable for investments sold	—	134,865
Dividends, distributions and interest receivable from investments	319,430	—
Current tax asset	—	10,155,544
Prepaid expenses and other assets	2,881	6,347,262
Total assets	383,728,917	4,204,686,668
Liabilities
Call options written, at fair value(2)	704,515	—
Payable to Adviser	674,641	6,133,531
Payable for investments purchased	—	1,477,183
Accrued expenses and other liabilities	120,749	7,758,105
Unrealized depreciation of interest rate swap contracts	—	4,264,904
Current tax liability	—	1,216,062
Deferred tax liability	—	946,927,079
Credit facility borrowings	61,200,000	146,900,000
Senior notes	—	545,000,000
Mandatory redeemable preferred stock	—	295,000,000
Total liabilities	62,699,905	1,954,676,864
Net assets applicable to common stockholders	$321,029,012	$2,250,009,804
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$14,516	$48,017
Additional paid-in capital	339,111,229	1,164,001,865
Undistributed (accumulated) net investment income (loss), net of income taxes	—	(148,778,365)
Undistributed (accumulated) net realized gain (loss), net of income taxes	(9,970,134)	569,374,979
Net unrealized appreciation (depreciation), net of income taxes	(8,126,599)	665,363,308
Net assets applicable to common stockholders	$321,029,012	$2,250,009,804
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	14,516,071	48,016,591
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$22.12	$46.86

(1) Investments at cost	$392,604,339	$2,259,670,131
(2) Call options written, premiums received	$1,838,013	$—

See accompanying Notes to Financial Statements.
28	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

		Tortoise Power
	Tortoise Pipeline	and Energy
Tortoise MLP	& Energy	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.
$2,138,657,617	$415,880,032	$250,300,424
173,287	66,824	—
423,920	2,300,891	—
—	587,738	2,730,553
—	—	—
1,364,059	346,309	40,011
2,140,618,883	419,181,794	253,070,988

—	212,164	—
3,292,453	735,068	383,245
388,215	675,029	—
3,672,255	607,861	109,842
—	—	330,460
—	—	—
317,167,228	—	—
67,900,000	20,800,000	49,600,000
348,000,000	54,000,000	—
90,000,000	16,000,000	—
830,420,151	93,030,122	50,423,547
$1,310,198,732	$326,151,672	$202,647,441

$47,000	$10,016	$6,951
777,803,540	235,099,790	129,482,470
(86,839,040)	12,919	—
170,836,200	8,002,383	10,008,147
448,351,032	83,026,564	63,149,873
$1,310,198,732	$326,151,672	$202,647,441

100,000,000	100,000,000	100,000,000
47,000,211	10,016,413	6,951,333

$27.88	$32.56	$29.15

$1,431,305,560	$333,078,328	$186,820,152
$—	$435,747	$—

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	29

Statements of Operations (unaudited)
Period from December 1, 2014 through February 28, 2015

	Tortoise Energy	Tortoise Energy
	Independence	Infrastructure
	Fund, Inc.	Corp.
Investment Income
Distributions from master limited partnerships	$956,063	$51,921,768
Dividends and distributions from common stock	986,225	128,025
Less return of capital on distributions	(973,320)	(45,880,408)
Less foreign taxes withheld	(60,346)	—
Net dividends and distributions from investments	908,622	6,169,385
Interest from corporate bonds	—	—
Dividends from money market mutual funds	45	36
Total Investment Income	908,667	6,169,421
Operating Expenses
Advisory fees	1,025,511	9,349,991
Administrator fees	37,494	143,255
Directors’ fees	27,386	74,219
Professional fees	35,589	71,274
Stockholder communication expenses	19,723	64,271
Custodian fees and expenses	5,799	41,703
Fund accounting fees	13,377	27,401
Registration fees	6,030	17,545
Franchise fees	—	14,922
Stock transfer agent fees	3,155	5,955
Other operating expenses	11,184	32,390
Total Operating Expenses	1,185,248	9,842,926
Leverage Expenses
Interest expense	140,853	5,869,394
Distributions to mandatory redeemable preferred stockholders	—	2,965,182
Amortization of debt issuance costs	—	224,778
Other leverage expenses	—	116,481
Total Leverage Expenses	140,853	9,175,835
Total Expenses	1,326,101	19,018,761
Less fees waived by Adviser	(109,177)	—
Net Expenses	1,216,924	19,018,761
Net Investment Income (Loss), before Income Taxes	(308,257)	(12,849,340)
Deferred tax benefit	—	3,598,481
Net Investment Income (Loss)	(308,257)	(9,250,859)

Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain (loss) on investments	(10,091,911)	95,880,780
Net realized gain on options	3,323,774	—
Net realized loss on interest rate swap settlements	—	(90,930)
Net realized loss on termination of interest rate swap contracts	—	(357,090)
Net realized loss on foreign currency and translation of other assets and liabilities
denominated in foreign currency	(6,648)	—
Net realized gain (loss), before income taxes	(6,774,785)	95,432,760
Deferred tax expense	—	(35,271,947)
Net realized gain (loss)	(6,774,785)	60,160,813
Net unrealized appreciation (depreciation) of investments	4,101,655	(219,344,955)
Net unrealized depreciation of options	(96,950)	—
Net unrealized appreciation (depreciation) of interest rate swap contracts	—	(1,526,097)
Net unrealized appreciation of other assets and liabilities due to foreign currency translation	512	—
Net unrealized appreciation (depreciation), before income taxes	4,005,217	(220,871,052)
Deferred tax benefit	—	81,633,939
Net unrealized appreciation (depreciation)	4,005,217	(139,237,113)
Net Realized and Unrealized Loss	(2,769,568)	(79,076,300)
Net Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(3,077,825)	$(88,327,159)

See accompanying Notes to Financial Statements.
30	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

		Tortoise Power
	Tortoise Pipeline	and Energy
Tortoise MLP	& Energy	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.
$28,875,013	$1,317,411	$737,962
199,218	2,584,214	384,486
(28,593,864)	(1,355,599)	(688,582)
—	(73,884)	(1,616)
480,367	2,472,142	432,250
—	—	1,928,009
19	26	22
480,386	2,472,168	2,360,281

5,035,889	1,128,340	581,477
119,075	41,233	25,713
52,692	27,386	21,110
53,543	36,222	39,261
42,673	24,064	27,613
22,387	6,128	3,040
21,782	13,520	6,240
11,778	6,031	6,106
3,216	—	—
3,156	3,155	3,624
25,408	11,083	6,972
5,391,599	1,297,162	721,156

3,056,710	429,291	110,987
934,250	171,600	—
93,647	20,471	—
59,574	19,347	—
4,144,181	640,709	110,987
9,535,780	1,937,871	832,143
(356,807)	(120,452)	(10,433)
9,178,973	1,817,419	821,710
(8,698,587)	654,749	1,538,571
2,836,882	—	—
(5,861,705)	654,749	1,538,571

31,982,499	6,309,047	6,890,835
—	1,148,587	—
—	—	(95,738)
—	—	—

—	(22,472)	(779)
31,982,499	7,435,162	6,794,318
(11,750,370)	—	—
20,232,129	7,435,162	6,794,318
(136,326,874)	(26,783,406)	(10,462,635)
—	(122,505)	—
—	—	25,253
—	2,580	—
(136,326,874)	(26,903,331)	(10,437,382)
50,086,494	—	—
(86,240,380)	(26,903,331)	(10,437,382)
(66,008,251)	(19,468,169)	(3,643,064)

$(71,869,956)	$(18,813,420)	$(2,104,493)

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	31

Statements of Changes in Net Assets

	Tortoise Energy Independence Fund, Inc.		Tortoise Energy Infrastructure Corp.
	Period from		Period from
	December 1, 2014	Year Ended	December 1, 2014	Year Ended
	through	November 30,	through	November 30,
	February 28, 2015	2014	February 28, 2015	2014
Operations	(unaudited)		(unaudited)
Net investment income (loss)	$(308,257)	$(1,814,024)	$(9,250,859)	$(24,421,479)
Net realized gain (loss)	(6,774,785)	40,537,273	60,160,813	159,101,397
Net unrealized appreciation (depreciation)	4,005,217	(67,333,166)	(139,237,113)	98,922,717
Net increase (decrease) in net assets
applicable to common stockholders
resulting from operations	(3,077,825)	(28,609,917)	(88,327,159)	233,602,635
Distributions to Common Stockholders
Net investment income	(2,462,007)	(59,272)	—	—
Net realized gain	—	(24,061,484)	—	—
Return of capital	(3,888,774)	(1,282,368)	(30,730,618)	(92,193,217)
Total distributions to common stockholders	(6,350,781)	(25,403,124)	(30,730,618)	(92,193,217)
Capital Stock Transactions
Proceeds from shelf offerings of
common shares	—	—	—	4,178,193
Issuance of common shares in connection with
the mergers with Tortoise Energy Capital
Corporation (”TYY”) and Tortoise North
American Energy Corporation (“TYN”)	—	—	—	976,938,241
Redemption of common shares from fractional
shares issued during mergers	—	—	—	(105,111)
Underwriting discounts and offering
expenses associated with the issuance
of common stock	—	—	—	(234,958)
Issuance of common shares from reinvestment
of distributions to stockholders	—	—	—	1,120,731
Net increase in net assets applicable
to common stockholders from capital
stock transactions	—	—	—	981,897,096
Total increase (decrease) in net assets applicable
to common stockholders	(9,428,606)	(54,013,041)	(119,057,777)	1,123,306,514
Net Assets
Beginning of period	330,457,618	384,470,659	2,369,067,581	1,245,761,067
End of period	$321,029,012	$330,457,618	$2,250,009,804	$2,369,067,581
Undistributed (accumulated) net investment
income (loss), net of income taxes,
end of period	$—	$2,770,264	$(148,778,365)	$(139,527,506)
Transactions in common shares
Shares outstanding at beginning of period	14,516,071	14,516,071	48,016,591	28,732,841
Shares issued through mergers with
TYY and TYN	—	—	—	19,174,190
Redemption of fractional shares issued
through mergers	—	—	—	(2,063)
Shares sold through shelf offerings	—	—	—	86,387
Shares issued through reinvestment of distributions	—	—	—	25,236
Shares outstanding at end of period	14,516,071	14,516,071	48,016,591	48,016,591

See accompanying Notes to Financial Statements.
32	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

				Tortoise Power and Energy
Tortoise MLP Fund, Inc.		Tortoise Pipeline & Energy Fund, Inc.		Infrastructure Fund, Inc.
Period from		Period from		Period from
December 1, 2014	Year Ended	December 1, 2014	Year Ended	December 1, 2014	Year Ended
through	November 30,	through	November 30,	through	November 30,
February 28, 2015	2014	February 28, 2015	2014	February 28, 2015	2014
(unaudited)		(unaudited)		(unaudited)

$(5,861,705)	$(25,445,655)	$654,749	$759,309	$1,538,571	$5,606,534
20,232,129	72,738,518	7,435,162	21,934,836	6,794,318	13,767,025
(86,240,380)	117,963,056	(26,903,331)	40,810,490	(10,437,382)	11,617,368

(71,869,956)	165,255,919	(18,813,420)	63,504,635	(2,104,493)	30,990,927

—	—	(6,009,848)	(216,175)	(5,457,561)	(6,289,617)
—	—	—	(16,110,578)	(5,838,356)	(4,137,383)
(19,857,589)	(79,195,356)	—	—	—	—
(19,857,589)	(79,195,356)	(6,009,848)	(16,326,753)	(11,295,917)	(10,427,000)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

(91,727,545)	86,060,563	(24,823,268)	47,177,882	(13,400,410)	20,563,927

1,401,926,277	1,315,865,714	350,974,940	303,797,058	216,047,851	195,483,924
$1,310,198,732	$1,401,926,277	$326,151,672	$350,974,940	$202,647,441	$216,047,851

$(86,839,040)	$(80,977,335)	$12,919	$5,368,018	$—	$3,918,990

47,000,211	47,000,211	10,016,413	10,016,413	6,951,333	6,951,333

—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
47,000,211	47,000,211	10,016,413	10,016,413	6,951,333	6,951,333

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	33

Statements of Cash Flows (unaudited)
Period from December 1, 2014 through February 28, 2015

	Tortoise Energy	Tortoise Energy
	Independence	Infrastructure
	Fund, Inc.	Corp.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$2,056,494	$52,049,825
Purchases of long-term investments	(32,471,119)	(188,436,925)
Proceeds from sales of long-term investments	29,281,278	190,898,139
Proceeds from sales (purchases) of short-term investments, net	249,299	(7,913)
Call options written, net	3,561,522	—
Payments on interest rate swap contracts, net	—	(448,020)
Interest received on securities sold, net	—	—
Interest expense paid	(143,577)	(6,483,387)
Distributions to mandatory redeemable preferred stockholders	—	(1,368,771)
Other leverage expenses paid	—	(1,465)
Income taxes paid	—	(59,590,000)
Operating expenses paid	(1,183,116)	(10,507,005)
Net cash provided by (used in) operating activities	1,350,781	(23,895,522)
Cash Flows From Financing Activities
Advances from revolving credit facilities	19,800,000	186,700,000
Repayments on revolving credit facilities	(14,800,000)	(202,600,000)
Issuance of mandatory redeemable preferred stock	—	71,000,000
Issuance of senior notes	—	40,000,000
Maturity of senior notes	—	(39,400,000)
Debt issuance costs	—	(1,073,860)
Distributions paid to common stockholders	(6,350,781)	(30,730,618)
Net cash provided by (used in) financing activities	(1,350,781)	23,895,522
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

Reconciliation of net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities
Net decrease in net assets applicable to common stockholders resulting from operations	$(3,077,825)	$(88,327,159)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(20,378,432)	(178,507,428)
Proceeds from sales of long-term investments	22,729,476	179,455,866
Proceeds from sales (purchases) of short-term investments, net	249,299	(7,913)
Call options written, net	3,561,522	—
Return of capital on distributions received	973,320	45,880,408
Deferred tax benefit	—	(49,960,473)
Net unrealized (appreciation) depreciation	(4,005,217)	220,871,052
Amortization of market premium, net	—	—
Net realized (gain) loss	6,774,785	(95,880,780)
Amortization of debt issuance costs	—	224,778
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	174,507	—
Increase in current tax asset	—	(10,155,544)
(Increase) decrease in receivable for investments sold	6,551,802	11,442,273
Decrease in receivable for call options written	—	—
Decrease in prepaid expenses and other assets	8,864	132,246
Increase (decrease) in payable for investments purchased	(12,092,687)	(9,929,497)
Decrease in payable to Adviser, net of fees waived	(81,034)	(605,562)
Decrease in current tax liability	—	(49,434,456)
Increase (decrease) in accrued expenses and other liabilities	(37,599)	906,667
Total adjustments	4,428,606	64,431,637
Net cash provided by (used in) operating activities	$1,350,781	$(23,895,522)

See accompanying Notes to Financial Statements.
34	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

		Tortoise Power
	Tortoise Pipeline	and Energy
Tortoise MLP	& Energy	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$29,074,250	$3,854,005	$2,851,777
(118,776,584)	(35,967,085)	(11,524,218)
119,981,597	39,100,070	13,773,284
115,088	(52,352)	(71,878)
—	1,223,817	—
—	—	(95,738)
—	—	19,732
(2,715,069)	(448,616)	(112,570)
(934,250)	(171,600)	—
—	—	—
(581,000)	—	—
(5,306,443)	(1,273,671)	(744,472)
20,857,589	6,264,568	4,095,917

71,200,000	28,700,000	17,400,000
(72,200,000)	(33,900,000)	(10,200,000)
—	—	—
—	22,000,000	—
—	(17,000,000)	—
—	(54,720)	—
(19,857,589)	(6,009,848)	(11,295,917)
(20,857,589)	(6,264,568)	(4,095,917)
—	—	—
—	—	—
$—	$—	$—

$(71,869,956)	$(18,813,420)	$(2,104,493)

(110,157,922)	(36,642,114)	(11,524,218)
111,261,122	40,982,596	13,773,284
115,088	(52,352)	(71,878)
—	1,146,978	—
28,593,864	1,355,599	688,582
(41,173,006)	—	—
136,326,874	26,903,331	10,437,382
—	—	154,060
(31,982,499)	(7,435,162)	(6,890,056)
93,647	20,471	—

—	26,238	(331,414)
—	—	—
8,720,475	(1,882,526)	—
—	76,839	—
31,108	28,192	7,134
(8,618,662)	675,029	—
(194,373)	(59,188)	(3,505)
(581,000)	—	—
292,829	(65,943)	(38,961)
92,727,545	25,077,988	6,200,410
$20,857,589	$6,264,568	$4,095,917

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	35

NDP Financial Highlights

	Period from			Period from
	December 1, 2014			July 31, 2012(1)
	through	Year Ended	Year Ended	through
	February 28,	November 30,	November 30,	November 30,
	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$22.76	$26.49	$22.73	$—
Public offering price	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	(0.02)	(0.12)	0.01	0.04
Net realized and unrealized gain (loss)(3)	(0.18)	(1.86)	5.50	(0.65)
Total income (loss) from investment operations	(0.20)	(1.98)	5.51	(0.61)
Distributions to Common Stockholders
Net investment income(4)	(0.17)	(0.00)	(0.27)	(0.03)
Net realized gain	—	(1.66)	(1.42)	(0.36)
Return of capital	(0.27)	(0.09)	(0.06)	(0.05)
Total distributions to common stockholders	(0.44)	(1.75)	(1.75)	(0.44)
Underwriting discounts and offering costs on issuance of common stock(5)	—	—	—	(1.22)
Net Asset Value, end of period	$22.12	$22.76	$26.49	$22.73
Per common share market value, end of period	$21.25	$21.29	$24.08	$22.33
Total Investment Return Based on Market Value(6)(7)	1.86%	(5.16)%	15.83%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$321,029	$330,458	$384,471	$329,676
Average net assets (000’s)	$319,994	$413,380	$366,900	$334,232
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.30%	1.25%	1.25%	1.18%
Other operating expenses	0.20	0.16	0.16	0.20
Total operating expenses, before fee waiver	1.50	1.41	1.41	1.38
Fee waiver	(0.14)	(0.17)	(0.17)	(0.16)
Total operating expenses	1.36	1.24	1.24	1.22
Leverage expenses	0.18	0.14	0.16	0.10
Total expenses	1.54%	1.38%	1.40%	1.32%

See accompanying Notes to Financial Statements.
36	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

	Period from			Period from
	December 1, 2014			July 31, 2012(1)
	through	Year Ended	Year Ended	through
	February 28,	November 30,	November 30,	November 30,
	2015	2014	2013	2012
	(unaudited)
Ratio of net investment income (loss) to average net assets
before fee waiver(8)	(0.53)%	(0.61)%	(0.13)%	0.38%
Ratio of net investment income (loss) to average net assets
after fee waiver(8)	(0.39)%	(0.44)%	0.04%	0.54%
Portfolio turnover rate(6)	5.31%	43.21%	45.56%	15.68%
Credit facility borrowings, end of period (000’s)	$61,200	$56,200	$56,300	$49,000
Asset coverage, per $1,000 of principal amount of
credit facility borrowings(9)	$6,246	$6,880	$7,829	$7,728
Asset coverage ratio of credit facility borrowings(9)	625%	688%	783%	773%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2013 and the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Less than $0.01 for the year ended November 30, 2014.
(5)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP‘s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.
Tortoise Capital Advisors	37

TYG Financial Highlights

	Period from
	December 1, 2014
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$49.34	$43.36	$36.06	$33.37	$32.91	$25.53
Income (Loss) from Investment Operations
Net investment loss(2)	(0.19)	(0.66)	(0.73)	(0.64)	(0.77)	(0.66)
Net realized and unrealized gain (loss)
on investments and interest rate
swap contracts(2)	(1.65)	9.01	10.27	5.51	3.35	10.10
Total income (loss) from investment
operations	(1.84)	8.35	9.54	4.87	2.58	9.44
Distributions to Auction Preferred Stockholders
Return of capital	—	—	—	—	—	(0.01)
Distributions to Common Stockholders
Return of capital	(0.64)	(2.38)	(2.29)	(2.25)	(2.20)	(2.16)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	—	0.01	0.05	0.07	0.08	0.11
Net Asset Value, end of period	$46.86	$49.34	$43.36	$36.06	$33.37	$32.91
Per common share market value,
end of period	$43.79	$46.10	$49.76	$39.17	$39.35	$36.25
Total Investment Return Based on
Market Value(4)(5)	(3.64)%	(2.54)%	33.77%	5.62%	15.25%	31.58%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$2,250,010	$2,369,068	$1,245,761	$1,020,421	$925,419	$890,879
Average net assets (000’s)	$2,234,865	$1,837,590	$1,167,339	$989,745	$912,567	$782,541
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.70%	1.65%	1.61%	1.60%	1.57%	1.53%
Other operating expenses	0.09	0.13	0.12	0.13	0.16	0.21
Total operating expenses, before
fee waiver	1.79	1.78	1.73	1.73	1.73	1.74
Fee waiver(7)	—	(0.00)	(0.00)	(0.01)	(0.01)	—
Total operating expenses	1.79	1.78	1.73	1.72	1.72	1.74
Leverage expenses(8)	1.67	1.38	1.59	1.67	1.75	2.11
Income tax expense (benefit)(9)	(9.07)	7.81	14.05	8.37	4.63	17.89
Total expenses	(5.61)%	10.97%	17.37%	11.76%	8.10%	21.74%

See accompanying Notes to Financial Statements.
38	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

	Period from
	December 1, 2014
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)(8)	(1.68)%	(1.33)%	(1.78)%	(1.82)%	(2.32)%	(2.23)%
Ratio of net investment loss to average
net assets after fee waiver(6)(8)	(1.68)%	(1.33)%	(1.78)%	(1.81)%	(2.31)%	(2.23)%
Portfolio turnover rate(4)	4.23%	15.33%	13.40%	12.86%	17.70%	10.26%
Credit facility borrowings,
end of period (000’s)	$146,900	$162,800	$27,600	$63,400	$47,900	$38,200
Senior notes, end of period (000’s)	$545,000	$544,400	$300,000	$194,975	$194,975	$169,975
Preferred stock, end of period (000’s)	$295,000	$224,000	$80,000	$73,000	$73,000	$73,000
Per common share amount of senior
notes outstanding, end of period	$11.35	$11.34	$10.44	$6.89	$7.03	$6.28
Per common share amount of net assets,
excluding senior notes, end of period	$58.21	$60.68	$53.80	$42.95	$40.40	$39.19
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(10)	$4,678	$4,667	$5,047	$5,232	$5,111	$5,630
Asset coverage ratio of senior notes and
credit facility borrowings(10)	468%	437%	505%	523%	511%	563%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(11)	$33	$35	$41	$41	$39	$42
Asset coverage ratio of preferred stock(11)	328%	354%	406%	408%	393%	417%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2013, 2012, 2011, and 2010 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012. Represents the premium on the shelf offerings of $0.09 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2011. Represents the premium on the shelf offerings of $0.25 per share, less the underwriting and offering costs of $0.14 per share for the year ended November 30, 2010.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the years ended November 30, 2014 and November 30, 2013.
(8)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(9)	For the period from December 1, 2014 through February 28, 2015, TYG accrued $49,960,473 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense. For the year ended November 30, 2012, TYG accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense. For the year ended November 30, 2011, TYG accrued $8,950,455 for current income tax expense and $33,248,897 for net deferred income tax expense. For the year ended November 30, 2010, TYG accrued $984,330 for current income tax expense and $139,019,876 for net deferred income tax expense.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements. Tortoise Capital Advisors	39

NTG Financial Highlights

	Period from					Period from
	December 1, 2014					July 31, 2010(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$29.83	$28.00	$24.50	$24.54	$24.91	$—
Public offering price	—	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment loss(3)	(0.13)	(0.54)	(0.42)	(0.40)	(0.34)	(0.04)
Net realized and unrealized gain (loss)
on investments(3)	(1.40)	4.06	5.59	2.02	1.61	1.49
Total income (loss) from investment
operations	(1.53)	3.52	5.17	1.62	1.27	1.45
Distributions to Common Stockholders
Return of capital	(0.42)	(1.69)	(1.67)	(1.66)	(1.64)	(0.36)
Capital stock transactions
Underwriting discounts and offering costs
on issuance of common stock(4)	—	—	—	—	—	(1.18)
Premiums less underwriting discounts
and offering costs on issuance of
common stock(5)	—	—	0.00	0.00	—	—
Total capital stock transactions	—	—	0.00	0.00	—	(1.18)
Net Asset Value, end of period	$27.88	$29.83	$28.00	$24.50	$24.54	$24.91
Per common share market value,
end of period	$26.16	$27.97	$27.22	$24.91	$24.84	$24.14
Total Investment Return Based on
Market Value(6)(7)	(4.89)%	9.08%	16.27%	7.14%	9.88%	(2.02)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,310,199	$1,401,926	$1,315,866	$1,140,635	$1,127,592	$1,131,120
Average net assets (000’s)	$1,323,553	$1,404,751	$1,274,638	$1,157,421	$1,140,951	$1,087,459
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.54%	1.48%	1.38%	1.34%	1.30%	1.07%
Other operating expenses	0.11	0.10	0.10	0.10	0.13	0.12
Total operating expenses,
before fee waiver	1.65	1.58	1.48	1.44	1.43	1.19
Fee waiver	(0.11)	(0.16)	(0.23)	(0.28)	(0.32)	(0.28)
Total operating expenses	1.54	1.42	1.25	1.16	1.11	0.91
Leverage expenses	1.27	1.09	1.08	1.20	1.22	0.48
Income tax expense (benefit)(9)	(12.61)	7.04	11.09	3.86	3.11	10.44
Total expenses	(9.80)%	9.55%	13.42%	6.22%	5.44%	11.83%

See accompanying Notes to Financial Statements. 40	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

	Period from					Period from
	December 1, 2014					July 31, 2010(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(8)	(1.91)%	(1.97)%	(1.76)%	(1.88)%	(1.69)%	(0.79)%
Ratio of net investment loss to average
net assets after fee waiver(8)	(1.80)%	(1.81)%	(1.53)%	(1.60)%	(1.37)%	(0.51)%
Portfolio turnover rate(6)	5.04%	18.09%	13.42%	15.14%	19.57%	1.24%
Credit facility borrowings,
end of period (000’s)	$67,900	$68,900	$27,200	$23,900	$10,100	$30,700
Senior notes, end of period (000’s)	$348,000	$348,000	$255,000	$255,000	$255,000	$230,000
Preferred stock, end of period (000’s)	$90,000	$90,000	$90,000	$90,000	$90,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$7.40	$7.40	$5.43	$5.48	$5.55	$5.07
Per common share amount of net assets,
excluding senior notes, end of period	$35.28	$37.23	$33.43	$29.98	$30.09	$29.98
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(10)	$4,367	$4,579	$5,982	$5,412	$5,593	$5,684
Asset coverage ratio of senior notes and
credit facility borrowings(10)	437%	458%	598%	541%	559%	568%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(11)	$90	$94	$113	$102	$104	$106
Asset coverage ratio of preferred stock(11)	359%	377%	454%	409%	418%	423%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2013, 2012 and 2011 and the period from July 30, 2010 through November 30, 2010 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from July 30, 2010 through November 30, 2010.
(5)	Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013 and 2012. Amount is less than $0.01 for the years ended November 30, 2013 and 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	For the period from December 1, 2014 through February 28, 2015, NTG accrued $41,173,006 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, NTG accrued $141,332,523 for net deferred income tax expense. For the year ended November 30, 2012, NTG accrued $44,677,351 for net deferred income tax expense. For the year ended November 30, 2011, NTG accrued $20,589 for current income tax benefit and $35,466,770 for net deferred income tax expense. For the period from July 30, 2010 to November 30, 2010, NTG accrued $50,000 for current income tax expense and $38,533,993 for net deferred income tax expense.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by the sum of senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements. Tortoise Capital Advisors	41

TTP Financial Highlights

	Period from				Period from
	December 1, 2014				October 31, 2011(1)
	through	Year Ended	Year Ended	Year Ended	through
	February 28,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$35.04	$30.33	$25.24	$24.42	$—
Public offering price	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.07	0.08	0.10	0.12	(0.02)
Net realized and unrealized gain (loss)(3)	(1.95)	6.26	6.62	2.33	0.61
Total income (loss) from investment operations	(1.88)	6.34	6.72	2.45	0.59
Distributions to Common Stockholders
Net investment income	(0.60)	(0.02)	(0.57)	(0.24)	—
Net realized gain	—	(1.61)	(1.03)	(1.07)	—
Return of capital	—	—	(0.03)	(0.32)	—
Total distributions to common stockholders	(0.60)	(1.63)	(1.63)	(1.63)	—
Underwriting discounts and offering costs
on issuance of common stock(4)	—	—	—	—	(1.17)
Net Asset Value, end of period	$32.56	$35.04	$30.33	$25.24	$24.42
Per common share market value, end of period	$29.28	$32.50	$28.11	$24.15	$25.01
Total Investment Return Based on Market Value(5)(6)	(8.02)%	21.68%	23.44%	3.18%	0.04%
Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$326,152	$350,975	$303,797	$252,508	$244,264
Average net assets (000’s)	$327,723	$357,486	$289,876	$253,815	$237,454
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.40%	1.37%	1.42%	1.44%	1.17%
Other operating expenses	0.21	0.18	0.19	0.21	0.56
Total operating expenses, before fee waiver	1.61	1.55	1.61	1.65	1.73
Fee waiver	(0.15)	(0.19)	(0.26)	(0.33)	(0.27)
Total operating expenses	1.46	1.36	1.35	1.32	1.46
Leverage expenses	0.79	0.75	0.90	1.03	0.31
Total expenses	2.25%	2.11%	2.25%	2.35%	1.77%

See accompanying Notes to Financial Statements. 42	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

	Period from				Period from
	December 1, 2014				October 31, 2011(1)
	through	Year Ended	Year Ended	Year Ended	through
	February 28,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011
	(unaudited)
Ratio of net investment income (loss) to average
net assets before fee waiver(7)	0.66%	0.02%	0.08%	0.16%	(1.12)%
Ratio of net investment income (loss) to average
net assets after fee waiver(7)	0.81%	0.21%	0.34%	0.49%	(0.85)%
Portfolio turnover rate(5)	8.67%	18.45%	31.43%	34.65%	1.68%
Credit facility borrowings, end of period (000’s)	$20,800	$26,000	$22,200	$16,600	—
Senior notes, end of period (000’s)	$54,000	$49,000	$49,000	$49,000	$24,500
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$8,000
Per common share amount of senior notes outstanding,
end of period.	$5.39	$4.89	$4.89	$4.90	$2.45
Per common share amount of net assets, excluding
senior notes, end of period	$37.95	$39.93	$35.22	$30.14	$26.87
Asset coverage, per $1,000 of principal amount of
senior notes and credit facility borrowings(8)	$5,574	$5,893	$5,492	$5,093	$11,296
Asset coverage ratio of senior notes and credit
facility borrowings(8)	557%	589%	549%	509%	1,130%
Asset coverage, per $25 liquidation value per share of
mandatory redeemable preferred stock(9)	$115	$121	$112	$102	$213
Asset coverage ratio of preferred stock(9)	459%	486%	448%	409%	852%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2013 and 2012 and the period from October 31, 2011 through November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from October 31, 2011 through November 30, 2011.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements. Tortoise Capital Advisors	43

TPZ Financial Highlights

	Period from
	December 1, 2014
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$31.08	$28.12	$26.76	$25.37	$24.47	$20.55
Income (Loss) from Investment Operations
Net investment income(2)	0.22	0.81	0.76	0.72	0.72	0.73
Net realized and unrealized gain (loss)(2)	(0.52)	3.65	2.10	2.17	1.68	4.69
Total income (loss) from investment
operations	(0.30)	4.46	2.86	2.89	2.40	5.42
Distributions to Common Stockholders
Net investment income	(0.79)	(0.90)	(0.50)	(0.88)	(0.79)	(0.63)
Net realized gain	(0.84)	(0.60)	(1.00)	(0.62)	(0.57)	(0.77)
Return of capital	—	—	—	—	(0.14)	(0.10)
Total distributions to common
stockholders	(1.63)	(1.50)	(1.50)	(1.50)	(1.50)	(1.50)
Net Asset Value, end of period	$29.15	$31.08	$28.12	$26.76	$25.37	$24.47
Per common share market value
end of period	$26.40	$26.90	$24.74	$25.26	$24.18	$23.06
Total Investment Return Based on
Market Value(3)(4)	4.45%	14.94%	3.80%	10.83%	11.49%	28.83%
Total Investment Return Based on
Net Asset Value(3)(5)	(0.18)%	16.84%	11.36%	11.90%	10.24%	27.60%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$202,647	$216,048	$195,484	$186,034	$176,329	$169,874
Average net assets (000’s)	$202,470	$208,698	$193,670	$182,224	$173,458	$156,685
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.16%	1.12%	1.13%	1.13%	1.13%	1.15%
Other operating expenses	0.28	0.26	0.26	0.27	0.28	0.30
Total operating expenses, before
fee waiver	1.44	1.38	1.39	1.40	1.41	1.45
Fee waiver	(0.02)	(0.07)	(0.12)	(0.12)	(0.18)	(0.18)
Total operating expenses	1.42	1.31	1.27	1.28	1.23	1.27
Leverage expenses	0.23	0.19	0.25	0.44	0.42	0.52
Current foreign tax expense(7)	—	—	—	—	0.00	0.00
Total expenses	1.65%	1.50%	1.52%	1.72%	1.65%	1.79%

See accompanying Notes to Financial Statements. 44	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

	Period from
	December 1, 2014
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011	2010
	(unaudited)
Ratio of net investment income to average
net assets before fee waiver(6)	3.06%	2.62%	2.62%	2.64%	2.70%	3.05%
Ratio of net investment income to average
net assets after fee waiver(6)	3.08%	2.69%	2.74%	2.76%	2.88%	3.23%
Portfolio turnover rate(3)	4.60%	18.39%	12.21%	13.67%	8.78%	21.93%
Credit facility borrowings,
end of period (000’s)	$49,600	$42,400	$37,400	$16,400	$13,000	$12,700
Senior notes, end of period (000’s)	—	—	—	$20,000	$20,000	$20,000
Per common share amount of senior
notes outstanding, end of period	—	—	—	$2.88	$2.88	$2.88
Per common share amount of net assets,
excluding senior notes, end of period	$29.15	$31.08	$28.12	$29.64	$28.25	$27.35
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$5,086	$6,095	$6,227	$6,111	$6,343	$6,195
Asset coverage ratio of senior notes and
credit facility borrowings(8)	509%	610%	623%	611%	634%	619%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2013, 2012, 2011 and 2010 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of period and a sale at net asset value on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	TPZ accrued $0, $0, $0, $0, $4,530 and $1,660 for the period from December 1, 2014 through February 28, 2015 and the years ended November 30, 2014, 2013, 2012, 2011 and 2010, respectively, for current foreign tax expense. Ratio is less than 0.01% for the years ended November 30, 2011 and 2010.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes and credit facility borrowings at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements. Tortoise Capital Advisors	45

Notes to Financial Statements (unaudited)
February 28, 2015

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Independence Fund, Inc. (“NDP”), Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds,” and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of NDP, TYG, NTG and TTP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

Pursuant to a plan of merger approved by the stockholders of each of TYG, Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”), TYG acquired all of the net assets of TYY ($766,488,956) and TYN ($210,449,285) on June 23, 2014 and is the accounting survivor of the mergers. A total of 20,072,262 shares of common stock of TYY were exchanged for 15,043,739 shares of common stock of TYG immediately after the closing date. A total of 6,316,079 shares of common stock of TYN were exchanged for 4,130,451 shares of common stock of TYG immediately after the closing date. These mergers qualified as tax-free reorganizations under Section 368(a)(1)(C) of the Internal Revenue Code. TYY’s net assets included $718,750,155 of net unrealized appreciation on investments and $33,507,606 of accumulated net realized gain on investments. TYN’s net assets included $148,701,368 of net unrealized appreciation of investments and $10,257,163 of accumulated net realized gain on investments. The aggregate net assets of TYG prior to the mergers totaled $1,469,645,683 and following the mergers the combined net assets of TYG totaled $2,446,583,924.

Assuming the mergers of TYY and TYN with and into TYG had been completed on December 1, 2013, the combined pro forma results for the year ended November 30, 2014 would have been as follows: net investment loss of $(32,685,001), net realized gain on investments and interest rate swaps of $186,798,444, net unrealized appreciation of investments and interest rate swap contracts of $239,792,532 and net increase in net assets applicable to common stockholders resulting from operations of $393,905,975.

Because the combined entities have been managed as a single integrated entity since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of TYY and TYN that have been included in TYG’s financial statements since June 22, 2014.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

46	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

Notes to Financial Statements (unaudited) (continued)

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of February 28, 2015. These assets and liabilities are measured on a recurring basis.

NDP: Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$286,851,472	$—	$—	$286,851,472
Master Limited Partnerships and
Related Companies(a)	96,405,069	—	—	96,405,069
Short-Term Investment(b)	88,734	—	—	88,734
Total Assets	$383,345,275	$—	$—	$383,345,275
Liabilities
Written Call Options	$704,515	$—	$—	$704,515

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$18,062,160	$—	$—	$18,062,160
Master Limited Partnerships(a)	4,169,873,731	—	—	4,169,873,731
Short-Term Investment(b)	113,106	—	—	113,106
Total Assets	$4,188,048,997	$—	$—	$4,188,048,997
Liabilities
Interest Rate Swap Contracts	$—	$4,264,904	$—	$4,264,904

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$18,155,414	$—	$—	$18,155,414
Master Limited Partnerships(a)	2,120,484,794	—	—	2,120,484,794
Short-Term Investment(b)	17,409	—	—	17,409
Total Assets	$2,138,657,617	$—	$—	$2,138,657,617

Tortoise Capital Advisors	47

Notes to Financial Statements (unaudited) (continued)

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$291,295,754	$—	$—	$291,295,754
Master Limited Partnerships and
Related Companies(a)	124,469,894	—	—	124,469,894
Short-Term Investment(b)	114,384	—	—	114,384
Total Assets	$415,880,032	$—	$—	$415,880,032
Liabilities
Written Call Options	$212,164	$—	$—	$212,164

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$133,650,183	$—	$133,650,183
Common Stock(a)	42,535,051	—	—	42,535,051
Master Limited Partnerships and
Related Companies(a)	73,997,002	—	—	73,997,002
Short-Term Investment(b)	118,188	—	—	118,188
Total Assets	$116,650,241	$133,650,183	$—	$250,300,424
Liabilities
Interest Rate Swap Contracts	$—	$330,460	$—	$330,460

(a) All other industry classifications are identified in the Schedule of Investments.
(b) Short-term investment is a sweep investment for cash balances.

None of the Funds held any Level 3 securities during the period ended February 28, 2015. The Funds utilize the beginning of reporting period method for determining transfers between levels. During the period ended February 28, 2015, TerraForm Power, Inc. common units held by TPZ in the amount of $4,054,700 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of TerraForm Power, Inc. There were no other transfers between levels for the Funds during the period ended February 28, 2015.

C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on information provided by each portfolio company. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

For the period from December 1, 2014 through February 28, 2015, the Funds estimated the allocation of investment income and return of capital for dividends and distributions received from investments within the Statements of Operations as follows:

	NDP	TYG	NTG	TTP	TPZ
Investment income	48%	12%	2%	65%	39%
Return of capital	52%	88%	98%	35%	61%

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

48	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

Notes to Financial Statements (unaudited) (continued)

E. Federal Income Taxation
TYG and NTG, as corporations, are each obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. TYG and NTG may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

NDP, TTP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, NDP, TTP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of February 28, 2015, the Funds had no uncertain tax positions and no penalties and interest were accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. Tax years since the year ended November 30, 2005 for TYG, since inception for NDP, NTG and TTP, and since the year ended November 30, 2011 for TPZ remain open to examination by federal and state tax authorities.

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, NDP, TTP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, NDP, TTP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2014 were characterized as follows:

	NDP*	TYG		NTG		TTP*		TPZ*
	Common	Common	Preferred	Common	Preferred	Common	Preferred	Common
Qualified dividend income	12%	100%	100%	92%	100%	1%	1%	7%
Ordinary dividend income	56%	—	—	—	—	—	—	58%
Return of capital	5%	—	—	8%	—	—	—	—
Long-term capital gain	27%	—	—	—	—	99%	99%	35%

*For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

The tax character of distributions paid to common and preferred stockholders for the current year will be determined subsequent to November 30, 2015.

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Capitalized costs (excluding underwriter commissions) were reflected during the period ended February 28, 2015 for Series II Notes ($16,898), Series JJ Notes ($33,797) and Series KK Notes ($16,898) that were issued in December 2014, for additional amounts of MRP D Shares ($471,018) and MRP E Shares ($456,917) that were issued in December 2014 and for MRP C Shares ($23,900) that were issued in the prior year.

Tortoise Capital Advisors	49

Notes to Financial Statements (unaudited) (continued)

TTP:
Capitalized costs (excluding underwriter commissions) were reflected during the period ended February 28, 2015 for the Series E Notes ($24,837), Series F Notes ($15,102) and Series G Notes ($15,102) that were issued in December 2014.

There were no offering or debt issuance costs recorded during the period ended February 28, 2015 for NDP, NTG or TPZ.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

NDP and TTP seek to provide current income from gains earned through an option strategy which normally consists of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3. Concentration Risk

Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of February 28, 2015 are as follows:

NDP —	1.10%, less a fee waiver of 0.15% during calendar year 2014 and 0.10% during calendar years 2015 and 2016.
TYG —	0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.
NTG —	0.95%, less a fee waiver of 0.10% during calendar year 2014 and 0.05% during calendar year 2015.
TTP —	1.10%, less a fee waiver of 0.15% during calendar year 2014, 0.10% during calendar year 2015, and 0.05% during calendar year 2016.
TPZ —	0.95%, less a fee waiver of 0.05% during calendar year 2014.

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six month period following the date of issuance.

50	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

Notes to Financial Statements (unaudited) (continued)

U.S. Bancorp Fund Services, LLC serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of February 28, 2015 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$10,037,333	$91,436,926
Capital loss carryforwards	—	71,962
AMT credit	1,117,941	581,000
State of Kansas credit	4,055	—
	11,159,329	92,089,888
Deferred tax liabilities:
Basis reduction of investment in MLPs	246,923,976	149,375,970
Net unrealized gains on investment securities	711,162,432	259,881,146
	958,086,408	409,257,116
Total net deferred tax liability	$946,927,079	$317,167,228

At February 28, 2015, a valuation allowance on deferred tax assets was not deemed necessary because both TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

Total income tax benefit for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized gains and unrealized losses on investments for the period ended February 28, 2015, as follows:

	TYG	NTG
Application of statutory income tax rate	$(48,400,671)	$(39,565,037)
State income taxes, net of federal tax effect	(2,710,437)	(1,966,947)
Permanent differences	1,150,635	358,978
Total income tax benefit	$(49,960,473)	$(41,173,006)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period ended February 28, 2015, the components of income tax benefit for TYG and NTG include the following:

	TYG	NTG
Deferred tax benefit
Federal	$(47,311,054)	$(39,223,060)
State (net of federal tax effect)	(2,649,419)	(1,949,946)
Total income tax benefit	$(49,960,473)	$(41,173,006)

TYG acquired all of the net assets of TYY and TYN on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2014, TYG and NTG had net operating losses for federal income tax purposes of approximately $6,578,000 (from TYN) and $165,645,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the years ending November 30, 2026 and 2027 for TYG and in the years ending November 30, 2031 through 2033 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes. The amount of deferred tax asset for net operating losses at February 28, 2015 includes amounts for the period from December 1, 2014 through February 28, 2015. As of November 30, 2014, AMT credits of $1,117,941 for TYG and $581,000 for NTG were available, which may be credited in the future against regular income tax. These credits may be carried forward indefinitely.

Tortoise Capital Advisors	51

Notes to Financial Statements (unaudited) (continued)

NDP, TTP and TPZ:
It is the intention of NDP, TTP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	NDP	TTP		TPZ
Unrealized appreciation (depreciation)	$(9,392,242)	$115,372,795		$77,416,294
Undistributed long-term capital gain	—	2,429,495		9,165,389
Other temporary differences	(3,164,659)*	(1,937,156	)*	(23,253)
Accumulated earnings (deficit)	$(12,556,901)	$115,865,134		$86,558,430

*Other temporary differences primarily related to losses deferred under straddle regulations per IRC Sec. 1092.

As of February 28, 2015, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	NDP	TYG	NTG	TTP	TPZ
Cost of investments	$386,141,334	$1,591,585,781	$1,024,729,703	$321,423,084	$180,141,141
Gross unrealized appreciation of investments	$43,429,680	$2,596,952,524	$1,113,927,914	$108,111,622	$72,807,366
Gross unrealized depreciation of investments	(46,225,739)	(489,308)	—	(13,654,674)	(2,648,083)
Net unrealized appreciation (depreciation)
of investments	$(2,796,059)	$2,596,463,216	$1,113,927,914	$94,456,948	$70,159,283

6. Restricted Securities

Certain of TPZ’s investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at February 28, 2015. Each of the securities in the table below is eligible for resale under Rule 144A under the 1933 Act.

					Fair Value
					as Percent
Investment Security	Principal Amount	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
DCP Midstream LLC,
9.750%, 03/15/2019	$4,000,000	08/07/09-08/17/12	$4,863,620	$4,432,044	2.2%
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020	3,000,000	11/30/11	3,180,330	3,556,569	1.8
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021	2,000,000	11/18/11-12/05/11	2,074,420	2,350,234	1.2
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020	1,500,000	07/08/10-01/04/11	1,551,220	1,674,648	0.8
Gibson Energy Inc.,
6.750%, 07/15/2021	4,500,000	06/26/13-07/01/13	4,459,760	4,635,000	2.3
IPALCO Enterprises, Inc.,
7.250%, 04/01/2016	4,000,000	11/03/09-01/04/11	4,165,000	4,210,000	2.1
Midcontinent Express Pipeline, LLC,
6.700%, 09/15/2019	6,000,000	09/09/09-03/02/10	6,055,570	6,525,000	3.2
NRG Yield Operating LLC,
5.375%, 08/15/2024	2,500,000	07/31/14	2,530,000	2,637,500	1.3
Ruby Pipeline, LLC,
6.000%, 04/01/2022	1,500,000	09/17/12	1,616,250	1,609,413	0.8
Source Gas, LLC,
5.900%, 04/01/2017	5,770,000	04/21/10	5,544,521	6,170,802	3.0

52	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

Notes to Financial Statements (unaudited) (continued)

					Fair Value
					as Percent
Investment Security	Principal Amount	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Southern Star Central Corp.,
5.125%, 07/15/2022	$3,000,000	06/17/14	$3,041,250	$3,082,500	1.5%
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016	2,000,000	08/24/09	1,970,000	2,093,720	1.0
			$45,951,941	$42,977,430	21.2%

There were no restricted securities held by NDP, TYG, NTG, or TTP at February 28, 2015.

7. Investment Transactions

For the period ended February 28, 2015, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	NDP	TYG	NTG	TTP	TPZ
Purchases	$20,378,432	$178,507,428	$110,157,922	$36,642,114	$11,524,218
Sales	$22,729,476	$179,455,866	$111,261,122	$40,982,596	$13,773,284

8. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 28, 2015, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of February 28, 2015 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the tables below are Level 2 valuations within the fair value hierarchy.

TYG:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series E	April 10, 2015	6.11%		Quarterly	$110,000,000	$111,526,686
Series W	June 15, 2016	3.88%		Quarterly	12,500,000	12,973,101
Series G	December 21, 2016	5.85%		Quarterly	30,000,000	32,511,813
Series M	September 27, 2017	2.75%		Semi-Annual	13,000,000	13,368,675
Series BB	September 27, 2017	2.75%		Semi-Annual	12,000,000	12,340,316
Series I	May 12, 2018	4.35%		Quarterly	10,000,000	10,657,383
Series X	June 15, 2018	4.55%		Quarterly	12,500,000	13,505,788
Series N	September 27, 2018	3.15%		Semi-Annual	10,000,000	10,394,471
Series Q	September 27, 2018	1.61	%(1)	Quarterly	10,000,000	10,000,000
Series EE	September 27, 2018	1.61	%(1)	Quarterly	5,000,000	5,000,000
Series U	April 17, 2019	1.60	%(2)	Quarterly	35,000,000	35,000,000
Series GG	April 17, 2019	1.60	%(2)	Quarterly	20,000,000	20,000,000
Series HH	September 9, 2019	1.54	%(3)	Quarterly	20,000,000	20,000,000
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,768,036
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,506,898
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,560,824
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,978,665

Tortoise Capital Advisors	53

Notes to Financial Statements (unaudited) (continued)

				Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate	Payment Frequency	Amount	Fair Value
Series Z	June 14, 2021	2.98%	Semi-Annual	$12,500,000	$12,604,581
Series R	January 22, 2022	3.77%	Semi-Annual	25,000,000	26,250,196
Series DD	September 27, 2022	4.21%	Semi-Annual	13,000,000	14,230,365
Series II	December 18, 2022	3.22%	Semi-Annual	10,000,000	10,149,621
Series K	December 19, 2022	3.87%	Semi-Annual	10,000,000	10,615,103
Series S	January 22, 2023	3.99%	Semi-Annual	10,000,000	10,667,226
Series P	September 27, 2023	4.39%	Semi-Annual	12,000,000	13,359,416
Series FF	November 20, 2023	4.16%	Semi-Annual	10,000,000	10,891,321
Series JJ	December 18, 2023	3.34%	Semi-Annual	20,000,000	20,417,516
Series T	January 22, 2024	4.16%	Semi-Annual	25,000,000	27,060,114
Series L	December 19, 2024	3.99%	Semi-Annual	20,000,000	21,474,925
Series AA	June 14, 2025	3.48%	Semi-Annual	10,000,000	10,292,402
Series KK	December 18, 2025	3.53%	Semi-Annual	10,000,000	10,330,562
				$545,000,000	$565,436,004

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35%. The current rate is effective for the period from December 27, 2014 through March 27, 2015. The weighted-average interest rate for the period ended February 28, 2015 was 1.60%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35%. The current rate is effective for the period from January 20, 2015 through April 17, 2015. The weighted-average interest rate for the period ended February 28, 2015 was 1.59%.
(3)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from December 9, 2014 through March 9, 2015. The weighted-average interest rate for the period ended February 28, 2015 was 1.54%.

During the period ended February 28, 2015, TYG issued Notes with an aggregate principal amount of $40,000,000. Series II Notes ($10,000,000), Series JJ Notes ($20,000,000) and Series KK Notes ($10,000,000) were each issued on December 18, 2014. TYG’s Series V Notes with a notional amount of $39,400,000 and a fixed interest rate of 6.07% were paid in full upon maturity on December 21, 2014.

NTG:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series B	December 15, 2015	3.14%		Quarterly	$24,000,000	$24,494,002
Series E	December 15, 2015	1.94	%(1)	Quarterly	25,000,000	25,000,000
Series C	December 15, 2017	3.73%		Quarterly	57,000,000	59,859,674
Series I	April 17, 2018	2.77%		Semi-Annual	10,000,000	10,250,526
Series G	May 12, 2018	4.35%		Quarterly	10,000,000	10,657,383
Series H	April 17, 2019	1.60	%(2)	Quarterly	45,000,000	45,000,000
Series K	September 9, 2019	1.54	%(3)	Quarterly	35,000,000	35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	121,598,882
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	31,769,363
					$348,000,000	$363,629,830

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.70%. The current rate is effective for the period from December 15, 2014 through March 15, 2015. The weighted-average rate for the period ended February 28, 2015 was 1.94%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35%. The current rate is effective for the period from January 20, 2015 through April 17, 2015. The weighted-average rate for the period ended February 28, 2015 was 1.59%.
(3)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from December 9, 2014 through March 9, 2015. The weighted-average rate for the period ended February 28, 2015 was 1.54%.

TTP:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series A	December 15, 2016	1.99	%(1)	Quarterly	$10,000,000	$10,000,000
Series C	December 15, 2018	3.49%		Quarterly	6,000,000	6,271,871
Series E	December 12, 2019	1.24	%(2)	Quarterly	10,000,000	10,000,000
Series F	December 12, 2020	3.01%		Semi-Annual	6,000,000	6,037,132
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	17,192,133
Series G	December 12, 2022	1.29	%(3)	Quarterly	6,000,000	6,000,000
					$54,000,000	$55,501,136

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.75%. The current rate is effective for the period from December 15, 2014 through March 15, 2015. The weighted-average interest rate for the period ended February 28, 2015 was 1.99%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.00%. The current rate is effective for the period from December 12, 2014 through March 12, 2015. The weighted-average interest rate for the period from December 12, 2014 (date of issuance) through February 28, 2015 was 1.24%.
(3)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from December 12, 2014 through March 12, 2015. The weighted-average interest rate for the period from December 12, 2014 (date of issuance) through February 28, 2015 was 1.29%.

54	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

Notes to Financial Statements (unaudited) (continued)

During the period ended February 28, 2015, TTP issued Notes with an aggregate principal amount of $22,000,000. Series E Notes ($10,000,000), Series F Notes ($6,000,000) and Series G Notes ($6,000,000) were each issued on December 12, 2014. TTP’s Series B Notes with a notional amount of $17,000,000 and a fixed interest rate of 2.50% were paid in full upon maturity on December 15, 2014.

9. Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at February 28, 2015. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the Investment Company Act of 1940, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At February 28, 2015, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of February 28, 2015 is included below. At February 28, 2015, the estimated fair value of the TYG MRP B and TYG MRP C Stock are based on the closing market price of $10.249 and $10.060, respectively, per share and are Level 1 valuations within the fair value hierarchy. The estimated fair value of the TYG MRP D Stock, TYG MRP E Stock, as well as each series of NTG MRP Stock and TTP MRP Stock, was calculated for disclosure purposes by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of the TYG MRP D Stock, TYG MRP E Stock, NTG MRP Stock and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 29,500,000 shares of MRP Stock outstanding at February 28, 2015. TYG issued an additional 3,600,000 shares of MRP D Stock and an additional 3,500,000 shares of MRP E Stock December 17, 2014. The MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. The MRP B Stock and MRP C Stock pay cash distributions on the first business day of each month and trade on the NYSE under the symbol “TYG Pr B” and “TYG Pr C”, respectively. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The MRP D Stock and MRP E Stock are not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
MRP C Stock	May 1, 2018	3.950%	5,000,000	$50,000,000	$50,300,000
MRP D Stock	December 17, 2021	4.010%	8,500,000	85,000,000	87,688,852
MRP E Stock	December 17, 2024	4.340%	8,000,000	80,000,000	84,653,036
MRP B Stock	December 31, 2027	4.375%	8,000,000	80,000,000	81,992,000
			29,500,000	$295,000,000	$304,633,888

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG. The MRP B Stock has an optional redemption feature allowing TYG to redeem all or a portion of the stock after December 31, 2015 and on or prior to December 31, 2016 at $10.10 per share. Any optional redemption after December 31, 2016 and on or prior to December 31, 2017 will be at $10.05 per share. Any redemption after December 31, 2017 will be at the liquidation preference amount of $10.00 per share. The MRP C Stock has an optional redemption feature allowing TYG to redeem all or a portion of the stock after May 1, 2014 and on or prior to May 1, 2015 at $10.05 per share. Any redemption after May 1, 2015 will be at the liquidation preference amount of $10.00 per share. The MRP D and MRP E Stock may be redeemed prior to maturity, subject to payment of any applicable make-whole amounts.

Tortoise Capital Advisors	55

Notes to Financial Statements (unaudited) (continued)

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 3,600,000 shares of MRP Stock outstanding at February 28, 2015. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2015	3.69%	1,000,000	$25,000,000	$25,532,342
Series B	December 15, 2017	4.33%	2,600,000	65,000,000	68,323,040
			3,600,000	$90,000,000	$93,855,382

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at February 28, 2015. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$ 16,000,000	$ 16,862,211

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

10. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period ended February 28, 2015, as well as the principal balance and interest rate in effect at February 28, 2015 for each of the Funds’ credit facilities:

	NDP	TYG	TYG	NTG	TTP	TPZ
	BNP Paribas Prime			Bank of America,	The Bank of Nova	BNP Paribas Prime
Lending syndicate agent	Brokerage, Inc.	U.S. Bank, N.A.	Scotia Bank, N.A.	N.A.	Scotia	Brokerage, Inc.
		Unsecured,	Unsecured,	Unsecured,	Unsecured,
	Revolving margin	revolving credit	revolving credit	revolving credit	revolving credit	Revolving margin
Type of facility	loan	facility	facility	facility	facility	loan
Borrowing capacity	$85,000,000	$157,500,000	$100,000,000	$107,000,000	$30,000,000	$65,000,000
	270-day rolling					270-day rolling
Maturity date	evergreen	June 15, 2015	June 23, 2016	June 15, 2015	June 15, 2015	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 0.80%	plus 1.125%	plus 1.20%	plus 1.125%	plus 1.125%	plus 0.80%
Non-usage fee	N/A	0.15%	0.15%*	0.15%	0.15%	N/A
For the period ended
February 28, 2015:
Average principal balance	$58,200,000	$62,200,000	$59,700,000	$71,500,000	$18,400,000	$45,900,000
Average interest rate	0.97%	1.29%	1.37%	1.29%	1.29%	0.97%
As of February 28, 2015:
Principal balance outstanding	$61,200,000	$86,900,000	$60,000,000	$67,900,000	$20,800,000	$49,600,000
Interest rate	0.97%	1.30%	1.37%	1.30%	1.30%	0.97%
* Non-usage fee is waived if the outstanding balance on the facility is at least $60,000,000.

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 28, 2015, each Fund was in compliance with the terms of their credit facilities.

56	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

Notes to Financial Statements (unaudited) (continued)

11. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ), the net asset value declining 50% during a span of 12 months, or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

Details of the interest rate swap contracts outstanding for TYG as of February 28, 2015, are as follows:

				Fixed Rate	Floating Rate
	Effective	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Date	Amount	TYG	TYG	Depreciation
The Bank of Nova Scotia	09/02/2011	09/02/2016	$5,000,000	1.258%	1-month U.S. Dollar LIBOR	$(52,577)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2018	10,000,000	1.465%	3-month U.S. Dollar LIBOR	(58,590)
The Bank of Nova Scotia	09/02/2011	09/02/2018	5,000,000	1.815%	1-month U.S. Dollar LIBOR	(92,035)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2020	10,000,000	2.006%	3-month U.S. Dollar LIBOR	(154,780)
The Bank of Nova Scotia	09/02/2011	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(373,606)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2022	16,700,000	2.396%	3-month U.S. Dollar LIBOR	(520,071)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2023	15,000,000	2.555%	3-month U.S. Dollar LIBOR	(608,925)
Wells Fargo Bank, N.A.	03/31/2015	03/31/2025	40,000,000	2.803%	3-month U.S. Dollar LIBOR	(2,404,320)
			$111,700,000			$(4,264,904)

On February 24, 2015, TYG terminated $18,300,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. TYG realized a loss of $357,090 upon termination of the contracts.

Details of the interest rate swap contracts outstanding for TPZ as of February 28, 2015, are as follows:

			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by	Received by	Appreciation
Counterparty	Date	Amount	TPZ	TPZ	(Depreciation)
Wells Fargo Bank, N.A.	01/05/2016	$2,500,000	1.09%	3-month U.S. Dollar LIBOR	$(17,550)
Wells Fargo Bank, N.A.	01/05/2017	2,500,000	1.34%	3-month U.S. Dollar LIBOR	(29,902)
Wells Fargo Bank, N.A.	08/07/2017	6,000,000	1.89%	3-month U.S. Dollar LIBOR	(133,761)
Wells Fargo Bank, N.A.	08/06/2018	6,000,000	1.95%	3-month U.S. Dollar LIBOR	(137,225)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	70,303
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(82,325)
		$26,000,000			$(330,460)

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period ended February 28, 2015 was approximately $129,000,000 and $26,000,000, respectively.

Tortoise Capital Advisors	57

Notes to Financial Statements (unaudited) (continued)

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at February 28, 2015:

Gross Amounts Not Offset in the
Statements of Assets & Liabilities
		Gross Amounts	Net Amounts of Assets
		Offset in the	Presented
	Gross Amounts	Statements of	in the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
TPZ: Interest Rate Swap Contracts	$70,303	$(70,303)	$—	$ —	$ —	$—

Gross Amounts Not Offset in the
Statements of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$4,264,904	$—	$4,264,904	$ —	$ —	$4,264,904
TPZ: Interest Rate Swap Contracts	$400,763	$(70,303)	$330,460	$ —	$ —	$330,460

Written Call Options
Transactions in written option contracts for NDP and TTP for the period ended February 28, 2015, are as follows:

	NDP		TTP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2014	37,829	$1,600,265	8,937	$437,356
Options written	133,165	5,703,809	25,073	1,447,177
Options closed*	(102,735)	(4,571,611)	(20,479)	(1,212,426)
Options exercised	(921)	(40,353)	(1,202)	(87,274)
Options expired	(21,687)	(854,097)	(3,898)	(149,086)
Options outstanding at February 28, 2015	45,651	$1,838,013	8,431	$435,747

*The aggregate cost of closing written option contracts was $2,101,934 for NDP and $212,925 for TTP, resulting in net realized gains of $2,469,677 for NDP and $999,501 for TTP.

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at February 28, 2015:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
NDP: Written equity call options	Options written, at fair value	$704,515
TYG: Interest rate swap contracts	Interest rate swap contracts	$4,264,904
TTP: Written equity call options	Options written, at fair value	$212,164
TPZ: Interest rate swap contracts	Interest rate swap contracts	$330,460

The following table presents the effect of derivatives on the Statements of Operations for the period ended February 28, 2015:

			Net Unrealized Appreciation
Derivatives not accounted for as	Location of Gains	Net Realized Gain	(Depreciation) of
hedging instruments under ASC 815	(Losses) on Derivatives	(Loss) on Derivatives	of Derivatives
NDP: Written equity call options	Options	$3,323,774	$(96,950)
TYG: Interest rate swap contracts	Interest rate swaps	$(448,020)	$(1,526,097)
TTP: Written equity call options	Options	$1,148,587	$(122,505)
TPZ: Interest rate swap contracts	Interest rate swaps	$(95,738)	$25,253

58	Tortoise Capital Advisors

2015 1st Quarter Report | February 28, 2015

Notes to Financial Statements (unaudited) (continued)

12. Subsequent Events

TYG:
On March 9, 2015, TYG terminated $18,300,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. TYG realized a loss of $242,434 upon termination.

On March 23, 2015, TYG terminated $27,500,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. TYG realized a loss of $1,922,311 upon termination.

On March 26, 2015, TYG terminated $45,900,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. TYG realized a loss of $2,168,227 upon termination.

On April 2, 2015, TYG issued $20,000,000 of Series LL Notes which carry a floating interest rate based on 3-month LIBOR plus 1.20% and mature on June 14, 2020 and $30,000,000 of Series MM Notes which carry a floating interest rate based on 3-month LIBOR plus 1.25% and mature on June 14, 2025.

On April 9, 2015, TYG issued $30,000,000 of Series NN Notes which carry a fixed interest rate of 3.20% and mature on June 14, 2025 and $30,000,000 of Series OO Notes which carry a fixed interest rate of 3.27% and mature on April 9, 2026.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TPZ:
On March 31, 2015, TPZ paid a distribution in the amount of $0.1375 per common share, for a total of $955,808. Of this total, the dividend reinvestment amounted to $45,700.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NDP, NTG and TTP:
Each of NDP, NTG and TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Tortoise Capital Advisors	59

Additional Information (unaudited)

Director and officer compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended February 28, 2015, the aggregate compensation paid by the Funds to the independent directors was as follows:

NDP	$28,500
TYG	$74,750
NTG	$53,500
TTP	$28,500
TPZ	$22,250

The Funds did not pay any special compensation to any of its directors or officers.

Forward-looking statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2014 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy each Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Each Fund’s Form N-Qs are also available on the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of additional information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

60	Tortoise Capital Advisors

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Independence Fund, Inc.
Tortoise Energy Infrastructure Corp.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Power and Energy Infrastructure Fund. Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: NDP, TYG, NTG, TTP, TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300

Leawood, KS 66211

www.tortoiseadvisors.com